                                CREDIT AGREEMENT


                         Dated as of September 15, 1999


                                     among


                                FRIEDMAN'S INC.,
                                  as Borrower,


              CERTAIN SUBSIDIARIES AND AFFILIATES OF THE BORROWER,
                                 as Guarantors,


                            THE LENDERS NAMED HEREIN


                             BANK OF AMERICA, N.A.,
                            as Administrative Agent


                                      AND


                     GENERAL ELECTRIC CAPITAL CORPORATION,
                             as Documentation Agent


                                  Arranged by:

                        BANC OF AMERICA SECURITIES LLC,
                  as Sole Lead Arranger and Sole Book Manager

                               TABLE OF CONTENTS
                                                                            Page
SECTION 1  DEFINITIONS....................................................     1
           -----------
     1.1 Definitions......................................................     1
         -----------
     1.2 Computation of Time Periods......................................    29
         ---------------------------
     1.3 Accounting Terms.................................................    29
         ----------------
SECTION 2  CREDIT FACILITIES..............................................    30
           -----------------
     2.1 Commitments......................................................    30
         -----------
     2.2 Method of Borrowing..............................................    32
         -------------------
     2.3 Interest.........................................................    34
         --------
     2.4 Repayment........................................................    34
         ---------
     2.5 Notes............................................................    34
         -----
     2.6 Additional Provisions relating to Letters of Credit..............    34
         ---------------------------------------------------
     2.7 Additional Provisions relating to Swingline Loans................    39
         -------------------------------------------------
SECTION 3  OTHER PROVISIONS RELATING TO CREDIT FACILITIES.................    40
           ----------------------------------------------
     3.1 Default Rate.....................................................    40
         ------------
     3.2 Extension and Conversion.........................................    40
         ------------------------
     3.3 Prepayments......................................................    41
         -----------
     3.4 Reduction and Termination of Commitments.........................    42
         ----------------------------------------
     3.5 Fees.............................................................    42
         ----
     3.6 Capital Adequacy.................................................    43
         ----------------
     3.7 Limitation on Eurodollar Loans...................................    43
         ------------------------------
     3.8 Illegality.......................................................    44
         ----------
     3.9 Requirements of Law..............................................    44
         -------------------
     3.10 Treatment of Affected Loans.....................................    45
          ---------------------------
     3.11 Taxes...........................................................    46
          -----
     3.12 Compensation....................................................    48
          ------------
     3.13 Pro Rata Treatment..............................................    48
          ------------------
     3.14 Sharing of Payments.............................................    49
          -------------------
     3.15 Certain Limitations.............................................    50
          -------------------
     3.16 Payments, Computations, Etc.....................................    51
          ---------------------------
     3.17 Evidence of Debt................................................    53
          ----------------
SECTION 4  GUARANTY.......................................................    54
           --------
     4.1 The Guaranty.....................................................    54
         ------------
     4.2 Obligations Unconditional........................................    54
         -------------------------
     4.3 Reinstatement....................................................    55
         -------------
     4.4 Certain Additional Waivers.......................................    56
         --------------------------
     4.5 Remedies.........................................................    56
         --------
     4.6 Rights of Contribution...........................................    56
         ----------------------
     4.7 Guarantee of Payment; Continuing Guarantee.......................    57
         ------------------------------------------
SECTION 5  CONDITIONS.....................................................    58
           ----------
     5.1 Closing Conditions...............................................    58
         ------------------
     5.2 Conditions to all Extensions of Credit...........................    60
         --------------------------------------
SECTION 6  REPRESENTATIONS AND WARRANTIES.................................    61
           ------------------------------
     6.1 Financial Condition..............................................    61
         -------------------

     6.2 No Changes or Restricted Payments................................    62
         ---------------------------------
     6.3 Organization; Existence; Compliance with Law.....................    62
         --------------------------------------------
     6.4 Power; Authorization; Enforceable Obligations....................    63
         ---------------------------------------------
     6.5 No Legal Bar.....................................................    63
         ------------
     6.6 No Material Litigation and Disputes..............................    63
         -----------------------------------
     6.7 No Defaults......................................................    64
         -----------
     6.8 Ownership and Operation of Property..............................    64
         -----------------------------------
     6.9 Intellectual Property............................................    64
         ---------------------
     6.10 No Burdensome Restrictions......................................    64
          --------------------------
     6.11 Taxes...........................................................    64
          -----
     6.12 ERISA...........................................................    65
          -----
     6.13 Governmental Regulations, Etc...................................    66
          -----------------------------
     6.14 Subsidiaries....................................................    67
          ------------
     6.15 Purpose of Extensions of Credit.................................    67
          -------------------------------
     6.16 Environmental Matters...........................................    67
          ---------------------
     6.17 Year 2000 Compliance............................................    68
          --------------------
     6.18 No Material Misstatements.......................................    69
          -------------------------
     6.19 Labor Matters...................................................    69
          -------------
     6.20 Security Documents..............................................    69
          ------------------
     6.21 Location of Real Property and Leased Premises...................    70
          ---------------------------------------------
     6.22 Solvency........................................................    70
          --------
SECTION 7  AFFIRMATIVE COVENANTS..........................................    71
           ---------------------
     7.1 Information Covenants............................................    71
         ---------------------
     7.2 Preservation of Existence and Franchises.........................    74
         ----------------------------------------
     7.3 Books and Records................................................    74
         -----------------
     7.4 Compliance with Law..............................................    74
         -------------------
     7.5 Payment of Taxes and Other Indebtedness..........................    74
         ---------------------------------------
     7.6 Insurance........................................................    75
         ---------
     7.7 Maintenance of Property..........................................    75
         -----------------------
     7.8 Performance of Obligations.......................................    75
         --------------------------
     7.9 Use of Proceeds..................................................    75
         ---------------
     7.10 Audits/Inspections..............................................    76
          ------------------
     7.11 Financial Covenants.............................................    76
          -------------------
     7.12 Additional Guarantors...........................................    76
          ---------------------
     7.13 Pledged Assets..................................................    77
          --------------
     7.14 Year 2000 Compliance............................................    77
          --------------------
     7.15 Additional Reporting and Collateral Requirements................    78
          ------------------------------------------------
SECTION 8  NEGATIVE COVENANTS.............................................    78
           ------------------
     8.1 Indebtedness.....................................................    78
         ------------
     8.2 Liens............................................................    80
         -----
     8.3 Nature of Business...............................................    80
         ------------------
     8.4 Merger and Consolidation, Dissolution and Acquisitions...........    80
         ------------------------------------------------------
     8.5 Asset Dispositions...............................................    81
         ------------------
     8.6 Investments......................................................    82
         -----------
     8.7 Restricted Payments..............................................    82
         -------------------

     8.8 Modifications and Payments in respect of Other Funded Debt.......    82
         ----------------------------------------------------------
     8.9 Transactions with Affiliates.....................................    82
         ----------------------------
     8.10 Fiscal Year; Organizational Documents...........................    83
          -------------------------------------
     8.11 Ownership of Subsidiaries.......................................    83
          -------------------------
     8.12 No Further Negative Pledges.....................................    83
          ---------------------------
     8.13 Limitation on Management Fees...................................    83
          -----------------------------
SECTION 9  EVENTS OF DEFAULT..............................................    84
           -----------------
     9.1 Events of Default................................................    84
         -----------------
     9.2 Acceleration; Remedies...........................................    86
         ----------------------
SECTION 10  AGENCY PROVISIONS.............................................    87
            -----------------
     10.1 Appointment, Powers and Immunities..............................    87
          ----------------------------------
     10.2 Reliance by Administrative Agent................................    88
          --------------------------------
     10.3 Defaults........................................................    88
          --------
     10.4 Rights as a Lender..............................................    88
          ------------------
     10.5 Indemnification.................................................    89
          ---------------
     10.6 Non-Reliance on Administrative Agent and Other Lenders..........    89
          ------------------------------------------------------
     10.7 Successor Administrative Agent..................................    90
          ------------------------------
     10.8 Appointment of Collateral Agent.................................    90
          -------------------------------
     10.9 Documentation Agent.............................................    90
          -------------------
SECTION 11  MISCELLANEOUS.................................................    91
            -------------
     11.1 Notices.........................................................    91
          -------
     11.2 Right of Set-Off; Adjustments...................................    92
          -----------------------------
     11.3 Benefit of Agreement............................................    92
          --------------------
     11.4 No Waiver; Remedies Cumulative..................................    95
          ------------------------------
     11.5 Expenses; Indemnification.......................................    95
          -------------------------
     11.6  Amendments, Waivers and Consents...............................    96
           --------------------------------
     11.7 Counterparts....................................................    98
          ------------
     11.8 Headings........................................................    98
          --------
     11.9 Survival........................................................    98
          --------
     11.10 Governing Law; Submission to Jurisdiction; Venue...............    98
           ------------------------------------------------
     11.11 Severability...................................................    99
           ------------
     11.12 Entirety.......................................................    99
           --------
     11.13 Binding Effect; Termination....................................    99
           ---------------------------
     11.14 Confidentiality................................................    99
           ---------------
     11.15 Source of Funds................................................   100
           ---------------
     11.16 Conflict.......................................................   101
           --------

                                   SCHEDULES
                                   ---------

Schedule 1            Form of Pledge Agreement
Schedule 2.1          Lenders and Commitments
Schedule 2.2(a)(i)    Form of Notice of Borrowing
Schedule 2.2(a)(ii)   Form of Notice of Request of Letter of Credit
Schedule 2.5          Form of Revolving Note
Schedule 2.6(b)       Existing Letters of Credit
Schedule 3.2          Form of Notice of Extension/Conversion
Schedule 5.1(h)(v)    Form of Officer's Certificate
Schedule 6.2          Changes and Restricted Payments Since the Date of the Most
                      Recent Audited Financial Statements
Schedule 6.6          Litigation
Schedule 6.8          Liens
Schedule 6.14         Subsidiaries
Schedule 6.19         Labor Matters
Schedule 6.21(b)      Locations of Collateral
Schedule 6.21(c)      Chief Executive Offices/Principal Places
                      of Business
Schedule 7.1(c)       Form of Officer's Compliance Certificate
Schedule 7.6          Insurance
Schedule 7.12         Form of Joinder Agreement
Schedule 8.1          Indebtedness
Schedule 8.6          Investments
Schedule 8.9          Non-Arm's Length Transactions
Schedule 11.1         Lenders' Addresses
Schedule 11.3(b)      Form of Assignment and Acceptance

                                CREDIT AGREEMENT


     THIS CREDIT AGREEMENT, dated as of September 15, 1999 (the "Credit
                                                                 ------
Agreement"), is by and among FRIEDMAN'S INC., a Delaware corporation (the
---------
"Borrower"), and the subsidiaries and affiliates identified on the signature
---------
pages hereto and such other subsidiaries and affiliates as may from time to time become Guarantors hereunder in accordance with the provisions hereof (the "Guarantors"), the lenders named herein and such other lenders as may become a
-----------
party hereto (the "Lenders"), BANK OF AMERICA, N.A., as Administrative Agent for
                   -------
the Lenders (in such capacity, the "Administrative Agent") and GENERAL ELECTRIC
                                    --------------------
CAPITAL CORPORATION, as Documentation Agent for the Lenders (in such capacity, the "Documentation Agent").
     -------------------


                              W I T N E S S E T H

     WHEREAS, the Borrower has requested that the Lenders provide $67.5 million in credit facilities for the purposes hereinafter set forth; and

     WHEREAS, the Lenders have agreed to make the requested credit facilities available to the Borrower on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   SECTION 1

                                  DEFINITIONS
                                  -----------

1.1  Definitions.
     -----------

     As used in this Credit Agreement, the following terms shall have the meanings specified below:

           "Acquisition", by any Person, means the purchase or acquisition by
            -----------
     such Person of any Capital Stock of another Person other than a member of the Consolidated Group or all or any substantial portion of the Property (other than Capital Stock) of another Person other than a member of the Consolidated Group, whether or not involving a merger or consolidation with such other Person.

           "Adjusted Base Rate" means the Base Rate plus the Applicable
            ------------------                      ----
     Percentage.

           "Adjusted Eurodollar Rate" means the Eurodollar Rate plus the
            ------------------------                            ----
     Applicable Percentage.

           "Administrative Agent" shall have the meaning assigned to such term
            --------------------
     in the heading hereof, together with any successors or assigns.

           "Administrative Agent's Fee Letter" means that certain letter
            ---------------------------------
     agreement, dated as of July 13, 1999, between the Administrative Agent and the Borrower, as amended, modified, restated or supplemented from time to time.

           "Administrative Agent's Fees" shall have the meaning assigned to such
            ---------------------------
     term in Section 3.5(c).

           "Affiliate" means, with respect to any Person, any other Person (i)
            ---------
     directly or indirectly controlling or controlled by or under direct or indirect common control with such Person or (ii) directly or indirectly owning or holding ten percent (10%) or more of the Capital Stock in such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

           "Agency Services Address" means the notice address for the
            -----------------------
     Administrative Agent set forth in Section 11.1 or such other address as may be identified by written notice from the Administrative Agent to the Borrower.

           "Aggregate Revolving Committed Amount" means the aggregate amount of
            ------------------------------------
      Revolving Commitments in effect from time to time, as referenced in
      Section 2.1(a), being initially SIXTY-SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($67,500,000).

           "Applicable Lending Office" means, for each Lender, the office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower by written notice as the office by which its Eurodollar Loans are made and maintained.

           "Applicable Percentage" means for any day, the rate per annum set
            ---------------------
     forth below opposite the applicable Combined Leverage Ratio then in effect, it being understood that the Applicable Percentage for (i) Base Rate Loans shall be the percentage set forth under the column "Base Rate Margin", (ii) Eurodollar Loans shall be the percentage set forth under the column "Eurodollar Margin and Letter of Credit Fee", (iii) the Letter of Credit Fee shall be the percentage set forth under the column "Eurodollar Margin and Letter of Credit Fee" and (iv) the Commitment Fee shall be the percentage set forth under the column "Commitment Fee":

                                                  Eurodollar Margin
Pricing        Combined Leverage      Base Rate         and            Commitment
 Level               Ratio             Margin    Letter of Credit Fee      Fee
-------  ---------------------------- ---------  --------------------  ----------
  I      greater than 3.25               0.00%         1.75%              0.40%

  II     greater than 2.75 but
           less than or equal to 3.25    0.00%         1.50%              0.35%

  III    greater than 2.25 but
           less than or equal to 2.75    0.00%         1.25%              0.30%

  IV     less than or equal to 2.25      0.00%         1.00%              0.25%

     The Applicable Percentage shall be determined and adjusted on the date (each a "Rate Determination Date") five (5) Business Days after the date by
              -----------------------
     which each annual and quarterly compliance certificates and related financial statements and information are required in accordance with the provisions of Sections 7.1(a), (b) and (c) of this Credit Agreement, as appropriate, provided that:
                  --------

               (i) the initial Applicable Percentages shall be based on pricing level I until the first Rate Determination Date to occur in connection with the delivery of the quarterly financial statements and appropriate compliance certificate for the fiscal quarter ending September 30, 1999, and

               (ii) notwithstanding the foregoing, in the event an annual or quarterly compliance certificate and related financial statements and information are not delivered timely to the Agency Services Address by the date required by Sections 7.1(a), (b) or (c) hereunder or under the Crescent Credit Agreement, as appropriate, the Applicable Percentages shall be based on pricing level I until such time as an appropriate compliance certificate and related financial statements and information are delivered, whereupon the applicable pricing level shall be adjusted based on the information contained in such compliance certificate and related financial statements and information.

     Subject to the qualifications set forth above, each Applicable Percentage shall be effective from a Rate Determination Date until the next such Rate Determination Date. The Administrative Agent shall determine the appropriate Applicable Percentages in the pricing matrix promptly upon receipt of the quarterly or annual compliance certificate and related financial information and shall promptly notify the Borrower and the Lenders of any change thereof. Such determinations by the Administrative Agent shall be conclusive absent manifest error. Adjustments in the Applicable Percentages shall be effective as to existing Extensions of Credit as well as new Extensions of Credit made thereafter.

           "Asset Disposition" shall mean and include (i) the sale, lease or
            -----------------
     other disposition of any Property by any member of the Consolidated Group (including the Capital Stock of a Subsidiary but excluding Capital Stock of the Borrower), and (ii) receipt by any member of the Consolidated Group of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of its Property; but for purposes hereof shall not include, in any event,

     (A) the sale of inventory in the ordinary course of business, (B) the sale, lease or other disposition of machinery and equipment obsolete or no longer used or useful in the conduct of business, (C) a sale, lease, transfer or disposition of Property to a Domestic Credit Party, (D) the sale or disposition of Investments permitted pursuant to clause (i) of the definition of Permitted Investments, and (E) the issuance of Capital Stock of a Subsidiary to any member of the Consolidated Group or the issuance of Capital Stock of a Subsidiary pro rata to all of its holders in a manner that does not dilute the ownership interest of the members of the Consolidated Group therein.

           "Bank of America" means Bank of America, N.A., and its successors.
            ---------------

           "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United
            ---------------
     States Code, as amended, modified, succeeded or replaced from time to time.

           "Bankruptcy Event" means, with respect to any Person, the occurrence
            ----------------
     of any of the following with respect to such Person: (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or ordering the winding up or liquidation of its affairs; or (ii) there shall be commenced against such Person an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded for a period of sixty (60) consecutive days; or (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or make any general assignment for the benefit of creditors; or (iv) such Person shall be unable to, or shall admit in writing its inability to, pay its debts generally as they become due.

           "Base Rate" means, for any day, the rate per annum equal to the
            ---------
     higher of (a) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (b) the Prime Rate for such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate.

           "Base Rate Loan" means any Loan bearing interest at a rate determined
            --------------
     by reference to the Base Rate.

           "Borrower" means Friedman's Inc., a Delaware corporation, as
            --------
     referenced in the opening paragraph, its successors and permitted assigns.

           "Borrowing Base" means, as of any day, an amount equal to the sum of
            --------------
     (i) Sixty-five percent (65%) of Eligible Receivables, plus (ii) Fifty percent (50%) of Eligible Inventory, minus (iii) $60 million (representing
                                          -----
     a Borrowing Base reserve amount against which credit support is provided under the Crescent Credit Agreement which reserve amount shall be subject to readjustment at the discretion of the Required Lenders based on financial information delivered to the Lenders pursuant to Section 7.1), or such greater or lesser amount agreed upon by the Borrower and Crescent which is otherwise reasonably acceptable to the Administrative Agent, minus
                                                                           -----
     (iv) an amount equal to one month's rental expense for the Consolidated Group, minus (v) an amount determined by the Administrative Agent in its
            -----
     good faith discretion representing a reserve for obligations owing under Hedging Agreements (determined and adjusted monthly on a marked-to-market basis), in each case as set forth in the most recent Borrowing Base Certificate delivered to the Administrative Agent and the Lenders in accordance with Section 7.1(d) (subject to adjustments by the Administrative Agent made in good faith to better reflect the actual state and condition of the Borrowing Base); provided, however, that the foregoing
                                           --------  -------
     advance rates against Eligible Receivables and Eligible Inventory may be adjusted downward by the Administrative Agent in its good faith discretion (and thereafter readjusted upward by the Administrative Agent in its good faith discretion to rates not in excess of the original advance rates). The Administrative Agent will give prompt notice to the Borrower and the Lenders of any such adjustment in the applicable advance rates.

           "Borrowing Base Certificate" shall have the meaning assigned to such
            --------------------------
     term in Section 7.1(d).

           "Business Day" means a day other than a Saturday, Sunday or other day
            ------------
     on which commercial banks in Charlotte, North Carolina, Atlanta, Georgia or New York, New York are authorized or required by law to close, except that,
                                                                    -----------
     when used in connection with a Eurodollar Loan, such day shall also be a day on which dealings between banks are carried on in Dollar deposits in London, England.

           "Capital Lease" means, as applied to any Person, any lease of any
            -------------
     Property by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

           "Capital Stock" means (i) in the case of a corporation, capital
            -------------
     stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "Cash Equivalents" means (a) securities issued or directly and fully
           ----------------
     guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) Dollar denominated time deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved
                                                                  --------
     Bank"), in each case with maturities of not more than 270 days from the
     ----
     date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by any Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (d).

          "Change of Control" means the occurrence of any of the following
           -----------------
     events: (i) Phillip Ean Cohen shall fail to own and control, directly or indirectly, Voting Stock of the Borrower in an amount sufficient to elect a majority of the Borrower's board of directors or (ii) during any period of up to 12 consecutive months, commencing after the Closing Date, individuals who at the beginning of such 12 month period were directors of the Borrower (together with any new director whose election by the Borrower's board of directors or whose nomination for election by the Borrower's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of the Borrower then in office.

          "Closing Date" means the date hereof.
           ------------

          "Collateral" means a collective reference to the collateral which is
           ----------
     identified in, and at any time will be covered by, the Collateral
     Documents.

          "Collateral Documents" means a collective reference to the Security
           --------------------
     Agreement, the Pledge Agreement and such other documents executed and delivered in connection with the attachment and perfection of the Administrative Agent's security interests and liens arising thereunder, including without limitation, UCC financing statements.

           "Combined Adjusted EBITDAR" means, as of any date of determination,
            -------------------------
     the sum of (i) Consolidated Adjusted EBITDAR for the Crescent Consolidated Group for the period of twelve consecutive fiscal months of the Crescent Consolidated Group ending as of the date of determination, plus (ii) Consolidated Adjusted EBITDAR for the Friedman's Consolidated Group for the period of four consecutive fiscal quarters of the Friedman's Consolidated Group ending as of the date of determination.

           "Combined Adjusted Funded Debt" means, as of any date of
            -----------------------------
     determination, the sum of (i) Funded Debt of the Combined Group on such day plus (ii) an amount equal to the product of (A) the sum of rents and lease expense for the Crescent Consolidated Group for the period of twelve consecutive fiscal months of the Crescent Consolidated Group ending as of the date of determination plus rents and lease expense for the Friedman's Consolidated Group for the period of four consecutive fiscal quarters of the Friedman's Consolidated Group ending as of the date of determination, multiplied by (B) five (5), in each case determined on a combined basis in accordance with GAAP.

           "Combined Group" means (i) the Crescent Consolidated Group and (ii)
            --------------
     the Friedman's Consolidated Group, on a combined basis.

           "Combined Leverage Ratio" means, as of the last day of each fiscal
            -----------------------
     quarter of the Friedman's Consolidated Group, the ratio of (i) Combined Adjusted Funded Debt on such day to (ii) Combined Adjusted EBITDAR as of such day.

           "Commitment Fee" shall have the meaning assigned to such term in
            --------------
     Section 3.5(a).

           "Commitments" means any of the Revolving Commitments, the LOC
            -----------
     Commitments and/or the Swingline Commitments.

           "Commitment Period" means the period from and including the Closing
            -----------------
     Date to but not including the earlier of (i) the Termination Date or (ii) the date on which the Commitments terminate in accordance with the provisions of this Credit Agreement.

           "Committed Amount" means the Revolving Committed Amount, the LOC
            ----------------
     Committed Amount and/or the Swingline Committed Amount.

           "Consolidated Adjusted EBITDAR" means, for any period for the
            -----------------------------
     Consolidated Group, the sum of (i) Consolidated EBITDA plus (ii) lease and
                                                            ----
     rent expense, in each case determined in accordance with GAAP. Except as otherwise expressly provided, the applicable period shall be for the four consecutive fiscal quarters ending as of the date of determination.

           "Consolidated Adjusted Funded Debt" means for the Consolidated Group
            ---------------------------------
     as of the last day of any fiscal quarter, the sum of (i) Funded Debt on such day plus (ii) an amount equal to the product of (A) rents and lease
              ----
     expense for the period of four consecutive fiscal quarters ending as of such day multiplied by (B) five (5), in each case determined on a combined basis in accordance with GAAP.

           "Consolidated EBITDA" means, for any period for the Consolidated
            -------------------
     Group, the sum of (i) Consolidated Net Income plus (ii) to the extent
                                                   ----
     deducted in determining net income, (A) Consolidated Interest Expense, (B) taxes and (C) depreciation and amortization, in each case on a consolidated basis determined in accordance with GAAP. Except as otherwise expressly provided, the applicable period shall be for the four consecutive fiscal quarters ending as of the date of determination.

           "Consolidated Fixed Charge Coverage Ratio" means, for any period, the
            ----------------------------------------
     ratio of Consolidated Adjusted EBITDAR to Consolidated Fixed Charges.

           "Consolidated Fixed Charges" means, for any period for the
            --------------------------
     Consolidated Group, the sum of (i) the cash portion of Consolidated Interest Expense for such period, plus (ii) scheduled current maturities of
                                       ----
     Consolidated Funded Debt (including, for purposes hereof, mandatory commitment reductions, sinking fund payments, payments in respect of the principal component under Capital Leases and the like relating thereto) for the four consecutive fiscal quarters beginning the day after the date of determination plus (iii) lease and rent expense for such period, plus (iv)
                   ----
     Restricted Payments, in each case determined in accordance with GAAP. Except as otherwise expressly provided, the applicable period shall be for the four consecutive fiscal quarters ending as of the date of determination.

           "Consolidated Group" means the Friedman's Consolidated Group, except
            ------------------
     that solely for purposes of determining the Combined Leverage Ratio and its components, then the Crescent Consolidated Group and/or the Friedman's Consolidated Group, as the context requires.

           "Consolidated Interest Expense" means, for any period for the
            -----------------------------
     Consolidated Group, all interest expense, including the amortization of debt discount and premium, the interest component under Capital Leases and the implied interest component under Securitization Transactions, in each case on a consolidated basis determined in accordance with GAAP applied on a consolidated basis. Except as expressly provided otherwise, the applicable period shall be for the four consecutive fiscal quarters ending as of the date of determination.

           "Consolidated Leverage Ratio" means, as of the last day of any fiscal
            ---------------------------
     quarter, the ratio of Consolidated Adjusted Funded Debt on such day to Consolidated Adjusted EBITDAR for the period of four consecutive fiscal quarters ending as of such day.

           "Consolidated Net Income" means, for any period for the Consolidated
            -----------------------
     Group, net income determined on a consolidated basis in accordance with GAAP, but excluding for purposes hereof, (i) the one-time special charge of $4,982,000 incurred during the fourth fiscal quarter of 1998 for periods including the fourth fiscal quarter of 1998, (ii) compensation expenses arising from the forgiveness of principal and interest pursuant to loans made in connection with the Borrower's Long Term Incentive Program,
     (iii) extraordinary non-cash or non-recurring non-cash gains and losses or charges, and related tax effects thereon and (iv) the Crescent Guaranty Fee. Except as otherwise expressly provided, the applicable period shall be for the four consecutive fiscal quarters ending as of the date of determination.

           "Consolidated Net Worth" means, as of any date for the Consolidated
            ----------------------
     Group, consolidated shareholders' equity or net worth as determined in accordance with GAAP.

           "Continue", "Continuation", and "Continued" shall refer to the
            --------    ------------        ---------
     continuation pursuant to Section 3.2 hereof of a Eurodollar Loan from one Interest Period to the next Interest Period.

           "Contractual Obligation" means, as to any Person, any provision of
            ----------------------
     any security issued by such Person or of any material agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

           "Convert", "Conversion", and "Converted" shall refer to a conversion
            -------    ----------        ---------
     pursuant to Section 3.2 or Sections 3.7 through 3.12, inclusive, of a Base Rate Loan into a Eurodollar Loan.

           "Credit Documents" means a collective reference to this Credit
            ----------------
     Agreement, the Notes, the LOC Documents (excluding any Letter of Credit), each Joinder Agreement, the Administrative Agent's Fee Letter, the Collateral Documents and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto (in each case as the same may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time), and "Credit Document"
                                                            ---------------
     means any one of them.

           "Credit Parties" means a collective reference to the Borrower and the
            --------------
     Guarantors, and "Credit Party" means any one of them.
                      ------------
           "Crescent" means Crescent Jewelers, a California corporation.
            --------

           "Crescent Consolidated Group" means Crescent Jewelers, Inc., a
            ---------------------------
     Delaware corporation and its consolidated subsidiaries, as determined in accordance with GAAP.

           "Crescent Credit Agreement" means that Credit Agreement dated as of
            -------------------------
     the date hereof, as amended, modified, extended, renewed or replaced, among Crescent, as borrower, the subsidiaries and affiliates identified therein, as guarantors, the lenders identified therein, and Bank of America, N.A., as Administrative Agent.

           "Crescent Guaranty Fee" means a fee payable by Crescent to Friedman's
            ---------------------
     equal to 2% per annum of the average amount of the Guaranteed Obligations (as defined in the Friedman's Guaranty Agreement) during the preceding fiscal quarter. The Crescent Guaranty Fee will be paid in arrears on the 15th day after the end of each fiscal quarter.

     The calculation of the Crescent Guaranty Fee will be made by the Chief Financial Officer of Crescent and certified to Friedman's in writing within 10 days after the end of each fiscal quarter. In the event the Crescent Guaranty Fee is not timely paid, interest shall accrue on the fee commencing as of the end of the fiscal quarter at the Base Rate plus 2%.

           "Default" means any event, act or condition which with notice or
            -------
     lapse of time, or both, would constitute an Event of Default.

           "Defaulting Lender" means, at any time, any Lender that (a) has
            -----------------
     failed to make a Loan or purchase a Participation Interest required pursuant to the terms of this Credit Agreement within one Business Day of when due, (b) other than as set forth in (a) above, has failed to pay to the Administrative Agent or any Lender an amount owed by such Lender pursuant to the terms of this Credit Agreement within one Business Day of when due, unless such amount is subject to a good faith dispute or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or with respect to which (or with respect to any of the assets of which) a receiver, trustee or similar official has been appointed.

           "Documentation Agent" shall have the meaning assigned to such term in
            -------------------
     the heading hereof, together with any successors or assigns.

           "Dollars" and "$" means dollars in lawful currency of the United
            -------       -
      States.

           "Domestic Credit Party" means any Credit Party which is incorporated
            ---------------------
     or organized under the laws of any State of the United States or the District of Columbia.

           "Domestic Subsidiary" means any Subsidiary which is incorporated or
            -------------------
     organized under the laws of any State of the United States or the District of Columbia.

           "Eligible Assignee" means (i) a Lender; (ii) an affiliate of a
            -----------------
     Lender; and (iii) any other Person approved by the Administrative Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 11.3, the Borrower (such approval by the Administrative Agent or the Borrower not to be unreasonably withheld or delayed and such approval to be deemed given by the Borrower if no objection is received by the assigning Lender and the Administrative Agent from the Borrower within two Business Days after notice of such proposed assignment has been provided by the assigning Lender to the Borrower); provided, however, that neither the Borrower nor
                              --------  -------
     an Affiliate of the Borrower shall qualify as an Eligible Assignee.

           "Eligible Inventory" means, as of any date of determination and
            ------------------
     without duplication, the lower of the aggregate book value (based on a FIFO or a moving average cost valuation, consistently applied) or fair market value of all raw materials and finished goods inventory owned by the Borrower and its Domestic Subsidiaries less reserves against inventory shrinkage as are reasonably satisfactory to the Administrative Agent and other appropriate reserves determined in accordance with GAAP but excluding in any event (i) inventory which is (a) not subject to a perfected, first priority (subject to inchoate Liens for government charges or assessments not yet due) Lien in favor for the Administrative Agent to secure the Obligations or (b) subject to any other Lien that is not a Permitted Lien, (ii) inventory which is not in good condition or fails to meet standards for sale or use imposed by governmental agencies, departments or divisions having regulatory authority over such goods, (iii) inventory which is not useable or salable at prices approximating their cost in the ordinary course of the business (including without duplication the amount of any reserves for obsolescence, unsalability or decline in value), (iv) inventory located outside of the United States or is in transit (other than between locations operated by the Credit Parties), (v) inventory which is leased or on consignment and
     (vi) inventory which fails to meet such other specifications and requirements as may from time to time be established by the Administrative Agent in its reasonable discretion.

           "Eligible Receivables" means, as of any date of determination and
            --------------------
     without duplication, the aggregate book value of all accounts receivable, receivables, and obligations for payment created or arising from the sale of inventory or the rendering of services in the ordinary course of business (collectively, the "Receivables"), owned by or owing to the
                                  -----------
     Borrower and its Domestic Subsidiaries, net of allowances and reserves for sales adjustments, unearned finance charges, unearned insurance premiums and sales tax consistent with such Person's internal policies and in any event in accordance with GAAP, but excluding in any event (i) any Receivable which is (A) not subject to a perfected, first priority (subject to inchoate Liens for government charges or assessments not yet due) Lien in favor of the Administrative Agent to secure the Obligations, (B) subject to any other Lien that is not a Permitted Lien, or (C) not in compliance with applicable laws (including those regarding consumer protection and truth-in-lending), (ii) doubtful or uncollectible Receivables (including, without limitation, those which are more than 60 days past due) (net of reserves for bad debts in connection with any such Receivables), (iii) 50% of the book value of any Receivable not otherwise excluded by clause (ii) above (A) which is a restructured or rewritten account or (B) is owing from an account debtor which is the account debtor on any existing Receivable then excluded by such clause (ii), unless the exclusion by such clause (ii) is a result of a legitimate dispute by the account debtor and the applicable Receivable is no more than 90 days past due, (iv) Receivables arising from contracts with a term of more than 24 months to the extent the book value of any such Receivable exceeds 1% of the book value of all Eligible Receivables, (v) Receivables evidenced by notes, chattel paper or other instruments, unless the covenants set forth in the Security Agreement applicable to such notes, chattel paper or instruments have been complied with, (vi) Receivables owing by an account debtor which is not solvent or is subject to any bankruptcy or insolvency proceeding of any kind or which has died or been declared judicially incompetent, (vii) Receivables owing by an account debtor located outside of the United States (unless payment for the goods shipped is secured by an irrevocable letter of credit in a form and from an institution acceptable to the Administrative Agent),
     (viii) Receivables which are contingent or subject to offset, deduction, counterclaim, dispute or other defense to payment, in each case to the extent of such offset, deduction, counterclaim, dispute or other defense,
     (ix) Receivables for which any direct or indirect Subsidiary, employee or any Affiliate is the account debtor, (x) Receivables representing a sale to the government of the United States or any subdivision thereof unless the Federal Assignment of Claims Act has been complied with to the satisfaction of the Administrative Agent with respect to the granting of a security interest in such Receivable, with or other similar applicable law, (xi) Receivables with respect to which any of the representations, warranties, covenants, and agreements contained in the Credit Documents are not or have ceased to be complete and correct or have been breached, (xii) Receivables which represent a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis and (xiii) Receivables which fail to meet such other specifications and requirements as may from time to time be established by the Administrative Agent in its reasonable discretion.

           "Environmental Laws" means any and all lawful and applicable federal,
            ------------------
     state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of Materials of Environmental Concern into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Materials of Environmental Concern.

           "Equity Transaction" means, with respect to any member of the
            ------------------
     Consolidated Group, any issuance or sale of shares of its capital stock or other equity interest, other than an issuance (i) in connection with a conversion of debt securities to equity and (ii) in connection with issuance to or exercise by a present or former employee, officer or director under a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement.

           "ERISA" means the Employee Retirement Income Security Act of 1974, as
            -----
     amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

           "ERISA Affiliate" means an entity which is under common control with
            ---------------
     any member of the Consolidated Group within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes any member of the Consolidated Group and which is treated as a single employer under Sections 414(b) or (c) of the Internal Revenue Code.

           "ERISA Affiliate Plan" means any employee benefit plan (as defined in
            --------------------
     Section 3(3) of ERISA) which is covered by ERISA and with respect to which any ERISA Affiliate that is not a member of the Consolidated Group is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

           "ERISA Event" means (i) with respect to any Plan, the occurrence of a
            -----------
     Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal by any member of the Consolidated Group from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan; (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA; (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (v) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (vi) the complete or partial withdrawal of any member of the Consolidated Group from a Multiemployer Plan; (vii) the conditions for imposition of a lien under Section 302(f) of ERISA exist with respect to any Plan; or (viii) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

           "Eurodollar Loan" means any Loan that bears interest at a rate based
            ---------------
     upon the Eurodollar Rate.

           "Eurodollar Rate" means, for any Eurodollar Loan for any Interest
            ---------------
     Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the quotient obtained by dividing (a) the Interbank Offered Rate for such Eurodollar Loan for such Interest Period by (b) 1 minus the Eurodollar Reserve Requirement for such Eurodollar Loan for such Interest Period.

           "Eurodollar Reserve Requirement" means, at any time, the maximum rate
            ------------------------------
     at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Eurodollar Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Loans. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Requirement.

           "Event of Default" shall have the meaning assigned to such term in
            ----------------
     Section 9.1.

           "Excluded Property" means, with respect to any member of the
            -----------------
     Consolidated Group, including any Person that becomes a member of the Consolidated Group after the Closing Date as contemplated by Section 7.12, any Property of such member of the Consolidated Group which, subject to the terms of Section 8.12, is subject to a Lien of the type described in clause
     (ix) of the definition of "Permitted Liens" pursuant to documents which prohibit such member of the Consolidated Group from granting any other Liens in such Property.

           "Executive Officer" of any Person means any of the chief executive
            -----------------
     officer, chief operating officer, chief accounting officer and chief financial officer of such Person.

           "Existing Letters of Credit" means those Letters of Credit
            --------------------------
     outstanding on the Closing Date and identified on Schedule 2.6(b).
                                                       ---------------

           "Extension of Credit" means, as to any Lender, the making of, or
            -------------------
     participation in, a Loan by such Lender (including Continuations and Conversions thereof) or the issuance or extension of, or participation in, a Letter of Credit by such Lender.

           "Federal Funds Rate" means, for any day, the rate per annum (rounded
            ------------------
     upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a
                                   --------
     Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent (in its individual capacity) on such day on such transactions as determined by the Administrative Agent.

           "Fees" means all fees payable pursuant to Section 3.5.
            ----

           "Foreign Credit Party" means a Credit Party which is not a Domestic
            --------------------
     Credit Party.

           "Foreign Subsidiary" means a Subsidiary which is not a Domestic
            ------------------
Subsidiary.

           "Friedman's Consolidated Group" means the Borrower and its
            -----------------------------
     consolidated subsidiaries, as determined in accordance with GAAP.

           "Friedman's Guaranty Agreement" means that Guaranty Agreement dated
            -----------------------------
     as of the date hereof, as amended, modified, extended, renewed or replaced, given by the Credit Parties to the Administrative Agent under the Crescent Credit Agreement with respect to the obligations of Crescent thereunder and under the other Credit Documents (as defined therein).

           "Friedman's Trigger Event" means, if at any time, any of the
            ------------------------
     following events shall occur: (i) total remaining availability (taking into account the Borrowing Base) under this Credit Agreement is less than (A) $5 million at any time, or (B) $10 million for any 6 or more Business Days during any period of two consecutive months or (ii) the occurrence of an Event of Default under this Credit Agreement.

           "Funded Debt" means, with respect to any Person, without duplication,
            -----------
     (i) all obligations of such Person for borrowed money (other than to the extent it may be included herein, trade debt incurred in the ordinary course of business), (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made (other than to the extent it may be included herein, trade debt incurred in the ordinary course of business), (iii) all purchase money Indebtedness (including for purposes hereof, indebtedness and obligations in respect of conditional sale or title retention arrangements described in clause (c) of the definition of "Indebtedness" and obligations in respect of the deferred purchase price of property or services described in clause (d) of the definition of "Indebtedness") of such Person, including without limitation the principal portion of all obligations of such Person outstanding under Capital Leases,
     (iv) all Support Obligations of such Person with respect to Funded Debt of another Person (excluding, for purposes hereof, the guaranty by the Borrower and members of the Friedman's Consolidated Group of the Indebtedness of Crescent and members of the Crescent Consolidated Group under the Crescent Credit Agreement), (v) the maximum available amount of all letters of credit or acceptances issued or created for the account of such Person, (vi) all Funded Debt of another Person secured by a Lien on any Property of such Person, whether or not such Funded Debt has been assumed, provided that for purposes hereof the amount of such Funded Debt
              --------
     shall be limited to the amount of such Funded Debt as to which there is recourse to such Person or the fair market value of the property which is subject to the Lien, if less, (vii) the outstanding attributed principal amount under any Securitization Transaction, (viii) the principal portion of obligations outstanding under Synthetic Leases and (ix) the maximum amount of all contingent obligations (including, without limitation, earn-out payments) incurred in connection with Permitted Acquisitions and Acquisitions consummated prior to the Closing Date. The Funded Debt of any Person shall include the Funded Debt of any partnership or joint venture in which such Person is a general partner or joint venturer, but only to the extent to which there is recourse to such Person for the payment of such Funded Debt.

           "GAAP" means generally accepted accounting principles in the United
            ----
     States applied on a consistent basis and subject to the terms of Section
     1.3.

           "Governmental Authority" means any Federal, state, local or foreign
            ----------------------
     court or governmental agency, authority, instrumentality or regulatory body.

           "Guaranteed Obligations" means, without duplication, (i) all of the
            ----------------------
     obligations of the Borrower to the Lenders (including the Issuing Lender) and the Administrative Agent, whenever arising, under this Credit Agreement, the Notes, the Collateral Documents or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (ii) all liabilities and obligations, whenever arising, owing by the Borrower to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement relating to the Obligations hereunder to the extent permitted hereunder.

           "Guarantors" means each Person identified as a "Guarantor" on the
            ----------
     signature pages hereto and each other Person which may hereafter become a Guarantor by execution of a Joinder Agreement or guaranty agreement reasonably acceptable to the Administrative Agent and the Required Lenders, together with their successors and permitted assigns, and "Guarantor"
                                                                ---------
     means any one of them.

           "Hedging Agreements" means any interest rate protection agreement or
            ------------------
     foreign currency exchange agreement.

           "Indebtedness" means, with respect to any Person, without
            ------------
     duplication, (a) all indebtedness for borrowed money (other than, to the extent it may be included herein, trade debt incurred in the ordinary course of business), (b) all indebtedness and obligations evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made (other than, to the extent it may be included herein, trade debt incurred in the ordinary course of business), (c) all obligations under conditional sale or other title retention agreements relating to Property purchased (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business including, without limitation, the consignment of inventory), (d) all obligations issued or assumed as the deferred purchase price of Property or services purchased (other than trade debt incurred in the ordinary course of business) which would appear as liabilities on a balance sheet, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
     by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired, whether or not the obligations secured thereby have been assumed, (g) all Support Obligations with respect to Indebtedness of another Person, (h) the principal portion of all obligations outstanding under Capital Leases, (i) all obligations under Hedging Agreements, (j) the maximum amount of all letters of credit issued or bankers' acceptances facilities for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (k) all preferred Capital Stock which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, redemption or other acceleration (other than as a result of a Change of Control or an Asset Disposition that does not in fact result in a redemption of such preferred Capital Stock) at any time during the term of the Credit Agreement, (l) the principal portion of obligations outstanding under Synthetic Leases, (m) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer, (n) the outstanding attributed principal amount under any Securitization Transaction, and (o) the maximum amount of all contingent obligations (including, without limitation, earn-out payments) incurred in connection with Permitted Acquisitions and Acquisitions consummated prior to the Closing Date.

           "Interbank Offered Rate" means, for any Eurodollar Loan for any
            ----------------------
     Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Interbank Offered Rate" shall mean, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen
     --------  -------
     LIBO

     Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

           "Interest Payment Date" means (i) as to any Base Rate Loan (other
            ---------------------
     than a Swingline Loan), the last day of each calendar month and the Termination Date, (ii) as to any Swingline Loan, the last day of each Interest Period for such Loan, the date of repayment of principal of such Loan and the Termination Date, or such other days as may be mutually agreed upon by the Borrower and the Swingline Lender, and (iii) as to any Eurodollar Loan, the last day of each Interest Period for such Loan, the date of repayment of principal of such Loan and the Termination Date, and in addition where the applicable Interest Period is more than three months, then also on the date three months from the beginning of the Interest Period, and each three months thereafter. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day.

           "Interest Period" means (i) as to any Eurodollar Loan, a period of
            ---------------
     one, two, three or six months' duration, as the Borrower may elect, commencing in each case on the date of the borrowing (including Conversions, Continuations and renewals) and (ii) as to any Swingline Loan, a period of such duration as the Borrower may request and the Swingline Lender may agree in accordance with the provisions of Section 2.2(a)(iii), commencing in each case on the date of borrowing; provided, however, (A) if
                                                       -----------------
     any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that in the case of Eurodollar Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (B) no Interest Period shall extend beyond the Termination Date, and (C) in the case of Eurodollar Loans, where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last day of such calendar month.

           "Internal Revenue Code" means the Internal Revenue Code of 1986, as
            ---------------------
     amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Internal Revenue Code shall be construed also to refer to any successor sections.

           "Investment" in any Person means (a) the acquisition (whether for
            ----------
     cash, property, services, assumption of Indebtedness, securities or otherwise) of Capital Stock, bonds, notes, debentures, partnership, joint ventures or other ownership interests or other securities of such other Person, (b) any deposit with, or advance, loan or other extension of credit to, such Person (other than deposits made in connection with the purchase of equipment or other assets in the ordinary course of business) or (c) any other capital contribution to or investment in such Person, including, without limitation, any Support Obligations (including any support for a letter of credit issued on behalf of such Person) incurred for the benefit of such Person, but excluding any Restricted Payment to such Person.

           "Issuing Lender" means, as to the Existing Letters of Credit, those
            --------------
     Lenders identified as such in Schedule 2.6(b), and as to Letters of Credit
                                   ---------------
     issued hereunder, Bank of America.

           "Joinder Agreement" means a Joinder Agreement substantially in the
            -----------------
     form of Schedule 7.12 hereto, executed and delivered by a material Domestic
             -------------
     Subsidiary in accordance with the provisions of Section 7.12.

           "Lenders" means each of the Persons identified as a "lender" on the
            -------
     signature pages hereto, and their successors and assigns.

           "Letter of Credit" means any Existing Letter of Credit and any letter
            ----------------
     of credit issued by the Issuing Lender for the account of the Borrower in accordance with the terms of Section 2.1(b).

           "Letter of Credit Fee" shall have the meaning assigned to such term
            --------------------
     in Section 3.5(b)(i).

           "Licenses" means all licenses, permits and other grants of authority
            --------
     obtained or required to be obtained from any Governmental Authorities in connection with the management or operation of the business of the members of the Consolidated Group or the ownership, lease, license or use of any Property of the members of the Consolidated Group.

           "Lien" means any mortgage, pledge, hypothecation, assignment, deposit
            ----
     arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction or other similar recording or notice statute, and any lease in the nature thereof).

           "Loan" or "Loans" means the Revolving Loans and/or the Swingline
            ----      -----
     Loans, and the Base Rate Loans, Eurodollar Loans and Quoted Rate Swingline Loans comprising such Loans.

           "LOC Commitment" means the commitment of the Issuing Lender to issue,
            --------------
     and of the Lenders to participate in, Letters of Credit and LOC Obligations hereunder.

           "LOC Committed Amount" means the maximum amount of LOC Obligations
            --------------------
     hereunder. The initial LOC Committed Amount on the Closing Date is referenced in Section 2.1(b).

           "LOC Documents" means, with respect to any Letter of Credit, such
            -------------
     Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.

           "LOC Obligations" means, at any time, the sum of (i) the maximum
            ---------------
     amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus
                                                                         ----
     (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

           "Material Adverse Effect" means a material adverse effect on (i) the
            -----------------------
     condition (financial or otherwise), operations, business, assets or liabilities of the Consolidated Group taken as a whole, (ii) the ability of any Credit Party or other party thereto to perform any material obligation under the Credit Documents to which it is a party or (iii) the material rights and remedies of the Administrative Agent and the Lenders under the Credit Documents.

           "Materials of Environmental Concern" means any gasoline or petroleum
            ----------------------------------
     (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Laws, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

           "Moody's" means Moody's Investors Service, Inc., or any successor or
            -------
     assignee of the business of such company in the business of rating securities.

           "Multiemployer Plan" means a Plan which is a "multiemployer plan" as
            ------------------
     defined in Sections 3(37) or 4001(a)(3) of ERISA.

           "Multiple Employer Plan" means a Plan (other than a Multiemployer
            ----------------------
     Plan) which any member of the Consolidated Group or any ERISA Affiliate and at least one employer other than the members of the Consolidated Group or any ERISA Affiliate are contributing sponsors.

           "Non-Guarantor Subsidiaries" shall have the meaning given such term
            --------------------------
     in Section 7.12.

           "Note" or "Notes" means any of the Revolving Notes.
            ----      -----

           "Notice of Borrowing" means a written notice of borrowing in
            -------------------
     substantially the form of Schedule 2.2(a)(i), as required by Section
                               ------------------
     2.2(a)(i) and Section 2.2(a)(iii).

           "Notice of Continuation/Conversion" means the written notice of
            ---------------------------------
     Continuation or Conversion in substantially the form of Schedule 3.2, as
                                                             ------------
     required by Section 3.2.

           "Obligations" means, collectively, the Revolving Loans, the Swingline
            -----------
     Loans and the LOC Obligations.

           "Operating Lease" means, as applied to any Person, any lease
            ---------------
     (including, without limitation, leases which may be terminated by the lessee at any time) of any Property as lessee which is not a Capital Lease other than any such lease in which that Person is the lessor.

           "Other Taxes" shall have the meaning assigned to such term in Section
            -----------
     3.11.

           "Participation Interest" means the purchase by a Lender of a
            ----------------------
     participation in LOC Obligations as provided in Section 2.6(b), in Swingline Loans as provided in Section 2.7 and in Loans as provided in
     Section 3.13.

           "PBGC" means the Pension Benefit Guaranty Corporation established
            ----
     pursuant to Subtitle A of Title IV of ERISA and any successor thereof.

           "Permitted Acquisition" means any Acquisition by a member of the
            ---------------------
      Consolidated Group, provided that (i) consideration paid is not greater than the fair market value thereof, (ii) the Person or Property which is the subject of such Acquisition shall be in the same or similar line of business as the members of the Consolidated Group which are parties thereto or in a line of business ancillary or complimentary thereto, (iii) in the case of a merger or consolidation, and in other cases where appropriate, the board of directors or other governing body of the other Person which is the subject of the transaction of merger or consolidation shall have approved such Acquisition, (iv) no Default or Event of Default shall exist immediately after giving effect to such Acquisition, (v) the Borrower shall have delivered to the Administrative Agent prior written notice of such Acquisition together with a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Acquisition on a Pro Forma Basis, the Credit Parties shall be in compliance with all of the covenants set forth in Section 7.11, (vi) the Borrower shall have delivered to the Administrative Agent with respect to the Person or Property which is the subject of the Acquisition (A) historical financial information for the previous three years for such Person or Property, and (B) a schedule of all pro forma adjustments that the Borrower intends to include in financial covenant calculations pursuant to Section 1.3; (vii) if the Acquisition involves an interest in a partnership and a requirement that a member of the Consolidated Group be a general partner, the general partner shall be a newly formed special purpose Subsidiary of the Borrower, (viii) the Credit Parties shall, and shall cause the party which is the subject of the Acquisition to, execute and deliver such joinder and pledge agreements and take such other actions as may be necessary for compliance with the provisions of Sections 7.12 and 7.13 and (ix) the consideration (including cash and non-cash consideration, any assumption of Indebtedness and the maximum amount of any contingent payment (including, without limitation, obligations to make earn-out payments) but excluding consideration consisting of any Capital Stock of the Borrower issued to the seller of the Capital Stock or Property acquired in such Acquisition) paid in connection with any Acquisition (or series of related Acquisitions) shall not exceed $5 million. Notwithstanding anything set forth herein to the contrary, the Acquisition of the Crescent Consolidated Group shall be a "Permitted Acquisition" hereunder so long as such Acquisition complies with items (i) through (viii) above.

           "Permitted Investments" means Investments which are (i) cash and Cash
            ---------------------
     Equivalents; (ii) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (iii) Investments consisting of Capital Stock, obligations, securities or other Property received in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors; (iv) Investments existing as of the Closing Date and set forth in Schedule 8.6; (v) advances or loans to directors, officers and
              ------------
     employees in the ordinary course of business for reasonable business expenses that do not exceed $1,000,000 in the aggregate at any one time outstanding; (vi) advances or loans by the Borrower to directors, officers and employees for the purchase of Capital Stock in accordance with the terms of employee stock bonus plans that do not exceed $2,500,000 in the aggregate at any one time outstanding; (vii) advances or loans to customers and suppliers in the ordinary course of business that do not exceed $1,000,000 in the aggregate at any one time outstanding; (viii) Investments by members of the Consolidated Group in their Subsidiaries and Affiliates existing on the Closing Date, (ix) Investments by members of the Consolidated Group in and to Domestic Credit Parties (other than Crescent or other members of the Crescent Consolidated Group), (x) Investments in Crescent or members of the Crescent Consolidated Group (A) consisting of arrangements relating to service contracts, advertising and the like and extended terms for payment thereof, without limit, (B) consisting of Support Obligations to the extent permitted by Section 8.1, and (C) otherwise in an amount not to exceed $1,000,000 in the aggregate at any one time outstanding, (xi) Investments which constitute Permitted Acquisitions,
     (xii) Investments in Foreign Subsidiaries in an amount not to exceed $1,000,000 in the aggregate (on a cost basis) at any one time outstanding and (xiii) Investments of a nature not contemplated in the foregoing subsections in an amount not to exceed $2,000,000 in the aggregate at any time outstanding.

           "Permitted Liens" means:
            ---------------

           (i) Liens in favor of the Administrative Agent to secure the Loans and obligations owing hereunder and under the other Credit Documents;

           (ii) Liens to secure loans and obligations owing under the Crescent Credit Agreement and other Credit Documents relating thereto, but only (A) to the extent such Liens are on the same collateral as to which the Lenders hereunder also have a Lien, and (B) so long as the loans and obligations thereunder and the loans and obligations hereunder and under the other Credit Documents relating hereto shall share pari passu in the collateral subject to such Liens;

           (iii) Liens in favor of a Lender or an affiliate of a Lender pursuant to a Hedging Agreement permitted hereunder, but only (A) to the extent such Liens secure obligations under such agreements permitted under Section 8.1,
     (B) to the extent such Liens are on the same collateral as to which the Lenders hereunder also have a Lien, and (C) so long as the obligations under such Hedging Agreement and the loans and obligations hereunder and under the other Credit Documents shall share pari passu in the collateral subject to such Liens;

           (iv) Liens (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

           (v) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such Liens secure only amounts
                                  --------
     not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

           (vi) Liens (other than Liens created or imposed under ERISA) incurred or deposits made by any member of the Consolidated Group in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

          (vii) Liens in connection with attachments or judgments (including judgment or appeal bonds) provided that the attachments or the judgments
                               --------
     secured shall, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within 30 days after the expiration of any such stay;

           (viii) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered Property for its intended purposes;

           (ix) Liens on Property of any Person securing purchase money Indebtedness (including Capital Leases and Synthetic Leases) of such Person to the extent permitted under Section 8.1(c), provided that any such Lien
                                                   --------
     attaches only to the Property financed or leased and such Lien attaches concurrently with or within 90 days after the acquisition thereof;

           (x) leases or subleases granted to others not interfering in any material respect with the business of any member of the Consolidated Group;

           (xi) any interest or title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases not prohibited by this Credit Agreement;

           (xii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

           (xiii) Liens deemed to exist in connection with Investments in repurchase agreements which constitute Permitted Investments;

           (xiv) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;

           (xv) Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection;

           (xvi)  mortgage Liens securing mortgage Indebtedness permitted under
     Section 8.1(g); provided that such mortgage Liens do not extend to any property other than the property acquired or the subject of improvements with the proceeds of the mortgage Indebtedness;

           (xvii) Liens securing Indebtedness assumed or acquired in connection with a Permitted Acquisition; provided that (A) such Liens were not created in contemplation of such Acquisition, (B) such Liens do not extend to any assets other than those of the encumbered prior to the Acquisition, and (C) such Liens do not secure Indebtedness in excess of the maximum amount of Indebtedness permitted to be assumed or acquired in connection with a Permitted Acquisition as provided in Section 8.1(h);

           (xviii) Liens (other than blanket Liens) securing Indebtedness permitted hereunder in an amount not to exceed $500,000 in the aggregate at any time outstanding;

           (xix) Liens existing as of the Closing Date and set forth on Schedule
                                                                        --------
     6.8; provided that no such Lien shall at any time be extended to or cover
     ---  --------
     any Property other than the Property subject thereto on the Closing Date;

           (xx) Liens arising from or in connection with any consignment of goods as such term is used under the Uniform Commercial Code;

           (xxi) Extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of Liens referred to in the foregoing clauses; provided that the Lien given in connection with any such
                        --------
     extension, renewal or replacement shall be limited to the property securing the Lien prior to extension, renewal or replacement and where such Lien secures Funded Debt, the Lien given in connection with such extension, renewal or replacement shall not secure indebtedness in an amount excess of the principal amount secured immediately prior to the extension, renewal or replacement.

           "Person" means any individual, partnership, joint venture, firm,
            ------
     corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any Governmental Authority.

           "Plan" means any employee benefit plan (as defined in Section 3(3) of
            ----
     ERISA) which is covered by ERISA and with respect to which any member of the Consolidated Group or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

           "Pledge Agreement" means the pledge agreements in the form of
            ----------------
     Schedule 1 hereto given by the Borrower and the other pledgors identified therein to Bank of America, N.A., as collateral agent, to secure the loans and obligations owing hereunder and under the other Credit Documents and the loans and obligations owing under the Crescent Credit Agreement and the other Credit Documents relating thereto, as such pledge agreement may be amended and modified from time to time.

           "Prime Rate" means the rate of interest per annum publicly announced
            ----------
     from time to time by Bank of America as its prime rate in effect at its principal office in Charlotte, North Carolina, with each change in the Prime Rate being effective on the date such change is publicly announced as effective (it being understood and agreed that the Prime Rate is a reference rate used by Bank of America in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit by Bank of America to any debtor).

           "Pro Forma Basis" means, for purposes of determining compliance with
            ---------------
     the financial covenants set forth in Section 7.11 on a Pro Forma Basis hereunder, that any transaction shall be deemed to have occurred as of the first day of the four fiscal-quarter period ending as of the most recent fiscal quarter end preceding the date of such transaction with respect to which the Administrative Agent has received the Required Financial Information. As used herein, "transaction" shall mean (i) any merger or
                                   -----------
     consolidation as referred to in Section 8.4, (ii) any Asset Disposition as referred to in Section 8.5, (iii) any Acquisition as referred to in the definition of "Permitted Acquisition" or (iv) any Restricted Payment as
                    ---------------------
     referred to in Section 8.7. In connection with any calculation of the financial covenants set forth in Section 7.11 upon giving effect to a transaction on a Pro Forma Basis:

               (A) for purposes of any such calculation in respect of any Asset Disposition referred to in Section 8.5, (1) income statement items (whether positive or negative) attributable to the Property disposed of in such Asset Disposition shall be excluded and (2) any Indebtedness which is retired in connection with such Asset Disposition shall be excluded and deemed to have been retired as of the first day of the applicable period; and

               (B) for purposes of any such calculation in respect of any merger or consolidation referred to in Section 8.4 or any Acquisition referred to in the definition of "Permitted Acquisition", (1) any Indebtedness incurred
                         ---------------------
          by any member of the Consolidated Group in connection with such transaction (x) shall be deemed to have been incurred as of the first day of the applicable period and (y) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination, and (2) income statement items (whether positive or negative) attributable to the Property acquired in such transaction or to the Acquisition comprising such transaction, as applicable, shall be included beginning as of the first day of the applicable period.

           "Pro Forma Compliance Certificate" means a certificate of an
            --------------------------------
     Executive Officer of the Borrower delivered to the Administrative Agent in connection with (i) any merger or consolidation referred to in Section 8.4,
     (ii) any Asset Disposition referred to in Section 8.5 or (iii) any Acquisition referred to in the definition of "Permitted Acquisition", as
                                                   ---------------------
     applicable, and containing reasonably detailed calculations, upon giving effect to the applicable transaction on a Pro Forma Basis, of the Consolidated Leverage Ratio, Consolidated Net Worth and the Consolidated Fixed Charge Coverage Ratio as of the most recent fiscal quarter end preceding the date of the applicable transaction with respect to which the Administrative Agent shall have received the Required Financial Information.

           "Property" means any interest in any kind of property or asset,
            --------
     whether real, personal or mixed, or tangible or intangible.

           "Quoted Rate" means, with respect to a Quoted Rate Swingline Loan,
            -----------
     the fixed or floating percentage rate per annum, if any, offered by the Swingline Lender and accepted by the Borrower in accordance with the provisions hereof.

           "Quoted Rate Swingline Loan" means a Swingline Loan bearing interest
            --------------------------
     at the Quoted Rate.

           "Rate Determination Date" shall have the meaning assigned to such
            -----------------------
     term in the definition of "Applicable Percentage".

           "Register" shall have the meaning assigned to such term in Section
            --------
     11.3(c).

           "Regulation T, U, X or Z" means Regulation T, U, X or Z,
            -----------------------
     respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

           "Reportable Event" means any of the events set forth in Section
            ----------------
     4043(c) of ERISA, other than those events as to which the advance or thirty
     (30) day notice requirement has been waived by regulation.

           "Required Financial Information" means the annual and quarterly
            ------------------------------
     compliance certificates and related financial statements and information required by the provisions of Sections 7.1(a), (b) and (c), as referenced in the definition of "Applicable Percentage".

           "Required Lenders" means, at any time, Lenders having more than fifty
            ----------------
     percent (50%) of the aggregate Commitments, or if the Commitments have been terminated, Lenders having more than fifty percent (50%) of the aggregate principal amount of the Obligations outstanding (taking into account in each case Participation Interests or obligation to participate therein); provided that the Commitments of, and outstanding principal amount of
     --------
     Obligations (taking into account Participation Interests therein) owing to, a Defaulting Lender shall be excluded for purposes hereof in making a determination of Required Lenders.

           "Requirement of Law" means, as to any Person, the certificate of
            ------------------
     incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule, regulation or ordinance (including, without limitation, Environmental Laws) or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or to which any of its material Property is subject.

           "Restricted Payment" means (i) any dividend or other payment or
            ------------------
     distribution, direct or indirect, on account of any shares of any class of Capital Stock of any member of the Consolidated Group, now or hereafter outstanding (including without limitation any payment in connection with any dissolution, merger, consolidation or disposition involving any member of the Consolidated Group), or to the holders, in their capacity as such, of any shares of any class of Capital Stock of any member of the Consolidated Group, now or hereafter outstanding (other than dividends or distributions payable in the same class of Capital Stock of the applicable Person or dividends or distributions payable to any Credit Party (directly or indirectly through Subsidiaries)), (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of any member of the Consolidated Group, now or hereafter outstanding, and (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of any member of the Consolidated Group, now or hereafter outstanding.

           "Revolving Commitment" means the commitment of each Lender to make
            --------------------
     its ratable share of Revolving Loans hereunder.

           "Revolving Committed Amount" means, individually, the maximum
            --------------------------
     Revolving Commitment of each Lender, and collectively, the aggregate maximum amount of all the Revolving Commitments of the Lenders hereunder. The initial Revolving Committed Amounts on the Closing Date are set out in
     Schedule 2.1.
     ------------

           "Revolving Commitment Percentage" means, for each Lender, a fraction
            -------------------------------
     (expressed as a percentage) the numerator of which is the Revolving Committed Amount of such Lender at such time and the denominator of which is the Aggregate Revolving

     Committed Amount at such time. The initial Revolving Commitment Percentages are set out on Schedule 2.1.
                    ------------

           "Revolving Loans" shall have the meaning assigned to such term in
            ---------------
     Section 2.1(a).

           "Revolving Note" or "Revolving Notes" means the promissory notes of
            --------------      ---------------
     the Borrower in favor of each of the Lenders evidencing the Revolving Loans and Swingline Loans in substantially the form attached as Schedule 2.5,
                                                               ------------
     individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time.

           "S&P" means Standard & Poor's Ratings Group, a division of The McGraw
            ---
     Hill Companies, Inc., or any successor or assignee of the business of such division in the business of rating securities.

           "Sale and Leaseback Transaction" means any arrangement pursuant to
            ------------------------------
     which any member of the Consolidated Group, directly or indirectly, becomes liable as lessee, guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any Property (a) which such member of the Consolidated Group has sold or transferred (or is to sell or transfer) to a Person which is not a member of the Consolidated Group or (b) which such member of the Consolidated Group intends to use for substantially the same purpose as any other Property which has been sold or transferred (or is to be sold or transferred) by such member of the Consolidated Group to another Person which is not a member of the Consolidated Group in connection with such lease.

           "Securities Exchange Act" means the Securities Exchange Act of 1934.
            -----------------------

           "Securitization Transaction" means any financing transaction or
            --------------------------
     series of financing transactions that have been or may be entered into by a member of the Consolidated Group pursuant to which such member of the Consolidated Group may sell, convey or otherwise transfer to (i) a Subsidiary or affiliate (a "Securitization Subsidiary"), or (ii) any other
                                 -------------------------
     Person, or may grant a security interest in, any accounts receivable, notes receivable, rights to future lease payments or residuals or other similar rights to payment (the "Securitization Receivables") (whether such
                             --------------------------
     Securitization Receivables are then existing or arising in the future) of such member of the Consolidated Group, and any assets related thereto, including without limitation, all security interests in merchandise or services financed thereby, the proceeds of such Securitization Receivables, and other assets which are customarily sold or in respect of which security interests are customarily granted in connection with securitization transactions involving such assets.

           "Security Agreement" means the Security Agreement dated as of the
            ------------------
     Closing Date given by the Borrower and the subsidiaries and affiliates identified therein to Bank of America, N.A., as collateral agent to secure the loans and obligations owing hereunder and under the other Credit Documents, and the loans and obligations owing under the Crescent

     Credit Agreement and the other Credit Documents thereunder, as such Security Agreement may be amended and modified from time to time.

           "Single Employer Plan" means any Plan which is covered by Title IV of
            --------------------
     ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan.

           "Subordinated Debt" means any Indebtedness of a member of the
            -----------------
     Consolidated Group which by its terms is expressly subordinated in right of payment to the prior payment of the loans and obligations under the Credit Agreement and the other Credit Documents on the terms and conditions and evidenced by documentation satisfactory to the Administrative Agent and the Required Lenders.

           "Subsidiary" means, as to any Person at any time, (a) any corporation
            ----------
     more than 50% of whose Capital Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at such time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at such time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture or other entity of which such Person directly or indirectly through Subsidiaries owns at such time more than 50% of the Capital Stock. Unless otherwise identified, "Subsidiary" or "Subsidiaries" shall refer to Subsidiaries of the Borrower.

           "Support Obligations" means, with respect to any Person, without
            -------------------
     duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any Property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Support Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Support Obligation is made.

           "Swingline Commitment" means the commitment of the Swingline Lender
            --------------------
     to make, and of the Lender to participate in, Swingline Loans hereunder.

           "Swingline Committed Amount" means the maximum amount of the
            --------------------------
     Swingline Commitments hereunder. The initial Swingline Committed Amount on the Closing Date is referenced in Section 2.1(c).

           "Swingline Lender" means Bank of America.
            ----------------

           "Swingline Loan" means a swingline revolving loan made by the
            --------------
     Swingline Lender pursuant to the provisions of Section 2.1(c).

           "Synthetic Lease" means any synthetic lease, tax retention operating
            ---------------
     lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease under GAAP.

           "Taxes" shall have the meaning assigned to such term in Section 3.11.
            -----

           "Termination Date" means September 15, 2002 or such later date as to
            ----------------
     which all of the Lenders may in their sole discretion by written consent agree.

           "Threshold Requirement" shall have the meaning given such term in
            ---------------------
     Section 7.12.

           "Voting Stock" means, with respect to any Person, Capital Stock
            ------------
     issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

           "Wholly Owned Subsidiary" of any Person means any Subsidiary 100% of
            -----------------------
     whose Voting Stock is at the time owned by such Person directly or indirectly through other Wholly Owned Subsidiaries.

           "Year 2000 Compliant" shall have the meaning assigned to such term in
            -------------------
     Section 6.17.

     1.2  Computation of Time Periods.
          ---------------------------

     For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

     1.3  Accounting Terms.
          ----------------

     Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1 (or, prior to the delivery of the first financial statements pursuant to Section 7.1, consistent with the annual audited financial statements referenced in Section 6.1(i)); provided, however, if (a) the Borrower shall object to determining such
         --------  -------
compliance on such basis at the time of
delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Administrative Agent or the Required Lenders shall so object in writing within 60 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Credit Parties to the Lenders as to which no such objection shall have been made.


                                   SECTION 2

                               CREDIT FACILITIES

     2.1  Commitments.
          -----------

          (a)  Revolving Commitment. During the Commitment Period, subject to
               --------------------
     the terms and conditions hereof, each Lender severally agrees to make revolving loans (the "Revolving Loans") to the Borrower in the amount of
                           ---------------
     such Lender's Revolving Commitment Percentage of such Revolving Loans for the purposes hereinafter set forth; provided that (i) with regard to the Lenders collectively, the aggregate principal amount of Obligations at any time shall not exceed the lesser of (A) SIXTY-SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($67,500,000) (the "Aggregate Revolving Committed Amount")
                                          ------------------------------------
     or (B) the Borrowing Base, and (ii) with regard to each Lender individually, such Lender's Revolving Commitment Percentage of Obligations at any time shall not exceed the lesser of (A) such Lender's Revolving Committed Amount or (B) such Lender's Revolving Commitment Percentage of the Borrowing Base; and provided further that, notwithstanding the
                             -------- -------
     foregoing, the Administrative Agent may make Revolving Loan advances in its discretion ("Discretionary Over-Advances") for and on behalf of the Lenders
                  ---------------------------
     in an aggregate principal amount not to exceed the lesser of (A) five percent (5%) of the Borrowing Base or (B) $5 million, and a term of not more than thirty (30) days, even though (i) a Default or Event of Default then exists and has not been waived or cured, (ii) the other conditions to Extensions of Credit under Section 5.2 have not or cannot be satisfied, or
     (iii) after giving effect thereto, the Obligations then outstanding will be excess of the Borrowing Base (but not in excess of the Aggregate Revolving Committed Amount), if in the reasonable business judgment of the Administrative Agent, such advances are necessary or advisable in the protection or preservation of the collateral or in order to improve the likelihood of repayment of the Obligations hereunder (including financing working capital needs). The Administrative will give prompt notice to the Lenders of any Discretionary Over-Advances and the circumstances giving rise thereto, and the Lenders will promptly reimburse the Administrative Agent for its ratable share of such advance. The right and ability of the Administrative Agent to make Discretionary Over-Advances hereunder are subject to revocation by written action of the Required Lenders. Revolving Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof.

          (b)  Letter of Credit Commitment. During the Commitment Period,
               ---------------------------
     subject to the terms and conditions hereof and of the LOC Documents, if any, and such other terms and conditions which the Issuing Lender may reasonably require, the Issuing Lender shall issue, and the Lenders shall participate severally in, such standby Letters of Credit as the Borrower may request, in form acceptable to the Issuing Lender, for the purposes hereinafter set forth; provided that (i) the aggregate amount of LOC
                            --------
     Obligations shall not exceed TEN MILLION DOLLARS ($10,000,000) at any time (the "LOC Committed Amount"), (ii) with regard to the Lenders collectively,
           --------------------
     the aggregate principal amount of Obligations at any time shall not exceed the lesser of (A) the Aggregate Revolving Committed Amount or (B) the Borrowing Base, and (iii) with regard to each Lender individually, such Lender's Revolving Commitment Percentage of Obligations at any time shall not exceed the lesser of (A) such Lender's Revolving Committed Amount or
     (B) such Lender's Revolving Commitment Percentage of the Borrowing Base. Letters of Credit issued hereunder shall have an expiry date not more than one year from the date of issuance or extension, and may not extend beyond the Termination Date.

           (c) Swingline Commitment. During the Commitment Period, subject to
               --------------------
     the terms and conditions hereof, the Swingline Lender agrees to make certain revolving loans (the "Swingline Loans") to the Borrower; provided
                                   ---------------                    --------
     that (i) the aggregate principal amount of Swingline Loans shall not exceed FIVE MILLION DOLLARS ($5,000,000) at any time (the "Swingline Committed
                                                         -------------------
     Amount"), (ii) with regard to the Lenders collectively, the aggregate
     ------
     principal amount of Obligations at any time shall not exceed the lesser of
     (A) the Aggregate Revolving Committed Amount or (B) the Borrowing Base, and
     (iii) with regard to each Lender individually, such Lender's Revolving Commitment Percentage of Obligations at any time shall not exceed the lesser of (A) such Lender's Revolving Committed Amount or (B) such Lender's Revolving Commitment Percentage of the Borrowing Base. Swingline Loans may consist of Base Rate Loans or Quoted Rate Swingline Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof.

           (d) Increase in Revolving Commitments. So long as the revolving
               ---------------------------------
     commitments hereunder and under the Crescent Credit Agreement shall be not greater than $200 million in the aggregate, then subject to the terms and conditions set forth herein, upon twelve (12) days advance written notice to the Administrative Agent, the Borrower shall have the right, at any time and from time to time from the Closing Date until the Termination Date, to increase the Aggregate Revolving Committed Amount to an aggregate available amount not to exceed $75,000,000; provided that (i) any such increase shall
                                       --------
     be in a minimum principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof (or the remaining amount, if less), (ii) if any Revolving Loans are outstanding at the time of any such increase, the Borrower shall make such payments and adjustments on the Revolving Loans (including payment of any break-funding amount owing under Section 3.12) as necessary to give effect to the revised Revolving Commitment Percentages and Revolving Commitment Amounts of the Lenders resulting from such increase and (iii) the conditions to Extensions of Credit in Sections 5.2(a), (b) and (c) shall be satisfied as of the date of such increase. An increase in the Aggregate

     Revolving Committed Amount hereunder shall be subject to satisfaction of the following: (A) in the case of any such request for an increase in the Aggregate Revolving Committed Amount, the amount of such increase shall be offered first to the existing Lenders, and in the event the additional commitments which existing Lenders are willing to take shall exceed the amount requested by the Borrower, then in proportion to the Revolving Commitments of such existing Lenders willing to take additional commitments, (B) in the case of any such request for an increase in the Aggregate Revolving Committed Amount, if the amount of the additional commitments requested by the Borrower shall exceed the additional commitments which the existing Lenders are willing to take, then the Borrower may invite other commercial banks and financial institutions reasonably acceptable to the Administrative Agent to join this Credit Agreement as Lenders hereunder for the portion of commitments not taken by existing Lenders, provided that such other commercial banks and financial institutions shall enter into such joinder agreements to give effect thereto as the Administrative Agent and the Borrower may reasonably request, (C) additional commitments shall have been received and accepted by the Administrative Agent under the Crescent Credit Agreement from those Lenders which have increased their commitments under this Agreement pursuant to this subsection, such that after giving effect to the increase in commitments hereunder and thereunder, each such Lender shall have the same commitment percentage hereunder and thereunder, and (D) the aggregate commitments hereunder and under the Crescent Credit Agreement shall be increased to maintain their same relative commitments (e.g., 37.5% and 62.5%, respectively), subject to adjustments for rounding in the Administrative Agent's discretion. In connection with any increase in the Aggregate Revolving Committed Amount pursuant to this Section, Schedule
                                                                    --------
     2.1(a) shall be revised to reflect the modified Revolving Commitment
     ------
     Percentages and Commitments of the Lenders.

     2.2  Method of Borrowing.
          -------------------

         (a) Notice of Request for Extensions of Credit. The Borrower shall
             ------------------------------------------
     request an Extension of Credit hereunder by written notice (or telephone notice promptly confirmed in writing) as follows:

             (i)  Revolving Loans.  In the case of Revolving Loans, to the
                  ---------------
          Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. A form of Notice of Borrowing is attached as Schedule
                                                                  --------
          2.2(a)(i).  The Administrative Agent shall give notice to each Lender
          --------
          promptly upon receipt of each Notice of Borrowing pursuant to this
          Section 2.2(a)(i), the contents thereof and each such Lender's share of any borrowing to be made pursuant thereto.

          (ii)  Letters of Credit.  In the case of Letters of Credit, to the
                -----------------
          Issuing Lender with a copy to the Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the third Business Day prior to the date of the requested issuance or extension (or such shorter period as may be agreed by the Issuing Lender). Each such request for issuance or extension of a Letter of Credit shall be irrevocable and shall specify, among other things, (A) that a Letter of Credit is requested, (B) the date of the requested issuance or extension, (C) the type, amount, expiry date and terms on which the Letter of Credit is to be issued or extended, and (D) the beneficiary. A form of Notice of Request for Letter of Credit is attached as
          Schedule 2.2(a)(ii). The Issuing Lender shall notify the Lenders of
          -------------------
          the issuance of any Letter of Credit.

          (iii) Swingline Loans.  In the case of Swingline Loans, to the
                ---------------
          Swingline Lender not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day of the requested borrowing. Each such request for borrowing shall be irrevocable and shall specify (A) that a Swingline Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) the interest rate option and maturity requested therefor. A form of Notice of Borrowing is attached as Schedule
                                                                  --------
          2.2(a)(i).  Each Swingline Loan shall have a maturity date as the
          --------
          Borrower may request and the Swingline Lender may agree. Notwithstanding the foregoing provisions of this subsection (iii), the Borrower and the Swingline Lender may from time to time agree to make Swingline Loan advances pursuant to an "auto-borrow" and "zero-balance" or other similar arrangement, subject however to the conditions and limitations relating to the Swingline Loans set out herein.

          (b)  Minimum Amounts. Each Revolving Loan borrowing (including
               ---------------
     extensions and conversions) shall be in a minimum principal amount of $2,500,000 and integral multiples of $500,000 in excess thereof, in the case of Eurodollar Loans, or $500,000 (or the remaining Committed Amount, if less) and integral multiples of $100,000 in excess thereof, in the case of Base Rate Loans. Each Swingline Loan advance shall be in a minimum principal amount of $50,000; provided that in the event that an agreement
                                  --------
     providing for an "auto-borrow" and "zero-balance" or other similar arrangement shall then be in place with the Swingline Lender, Swingline Loan advances shall be in such principal minimum amounts, if any, provided by such agreement.

          (c)  Information Not Provided. If in connection with any such request
               ------------------------
     for a Loan, the Borrower shall fail to specify (i) an applicable Interest Period in the case of a Eurodollar Loan, the Borrower shall be deemed to have requested an Interest Period of one month, or (ii) the type of loan requested in the case of Revolving Loans or Swingline Loans, the Borrower shall be deemed to have requested a Base Rate Loan.

          (d)  Maximum Number of Eurodollar Loans.   No more than twelve (12)
               ----------------------------------
     borrowings of Eurodollar Loans shall be outstanding at any time. For purposes hereof,

     Eurodollar Loans with separate or different Interest Periods will be considered as separate Eurodollar Loans even if their Interest Periods expire on the same date.

     2.3  Interest.
          --------

     Subject to Section 3.1, the Loans hereunder shall bear interest at a per annum rate, payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein), as follows:

          (a)  Base Rate Loans. During such periods as the Loans shall be
               ---------------
     comprised of Base Rate Loans, the Adjusted Base Rate;

          (b)  Eurodollar Loans. During such periods as the Loans shall be
               ----------------
     comprised of Eurodollar Loans, the Adjusted Eurodollar Rate; and

          (c)  Quoted Rate Swingline Loans. During such periods as the Swingline
               ---------------------------
     Loans shall be comprised of Quoted Rate Swingline Loans, the Quoted Rate.

     2.4  Repayment.
          ---------

          (a) Revolving Loans. The principal amount of all Revolving Loans shall
              ---------------
     be due and payable in full on the Termination Date.

          (b) Swingline Loans. The principal amount of all Swingline Loans shall
              ---------------
     be due and payable on the earlier of (A) the maturity date agreed to by the Swingline Lender and the Borrower with respect to such Loan, or (B) the Termination Date.

     2.5  Notes.
          -----

     The Revolving Loans and Swingline Loans shall be evidenced by the Revolving Notes.

     2.6  Additional Provisions relating to Letters of Credit.
          ---------------------------------------------------

          (a) Reports. The Issuing Lender will provide to the Administrative
              -------
     Agent at least monthly, and more frequently upon request, a detailed summary report on its Letters of Credit and the activity thereon, in form and substance acceptable to the Administrative Agent. In addition, the Issuing Lender will provide to the Administrative Agent for dissemination to the Lenders and the Borrower at least quarterly, and more frequently upon request, a detailed summary report on its Letters of Credit and the activity thereon, including, among other things, the Credit Party for whose account the Letter of Credit is issued, the beneficiary, the face amount, and the expiry date. The Issuing Lender will provide (i) the proposed form of Letter of Credit to the Borrower prior to its issuance promptly upon request and (ii) copies of the Letters of Credit to the Administrative Agent, the Lenders and the Borrower promptly upon request.

          (b) Participation.  Each Lender, with respect to the Existing Letters
              -------------
     of Credit, hereby purchases a participation interest in such Existing Letters of Credit, and with respect to Letters of Credit issued on or after the Closing Date, upon issuance of a Letter of Credit, shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such Letter of Credit and the obligations arising thereunder, in each case in an amount equal to its pro rata share of the obligations under such Letter of Credit (based on the respective Revolving Commitment Percentages of the Lenders) and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its pro rata share of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each Lender's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any such Letter of Credit, each Lender shall pay to the Issuing Lender its pro rata share of such unreimbursed drawing in same day funds pursuant to the provisions of subsection (c) hereof. The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

           (c) Reimbursement.  In the event of any drawing under any Letter of
               -------------
     Credit, the Issuing Lender will promptly notify the Borrower. Unless the Borrower shall immediately notify the Issuing Lender that the Borrower intends to otherwise reimburse the Issuing Lender for such drawing, the Borrower shall be deemed to have requested that the Lenders make a Revolving Loan in the amount of the drawing as provided in subsection (d) hereof on the related Letter of Credit, the proceeds of which will be used to satisfy the related reimbursement obligations. The Borrower promises to reimburse the Issuing Lender on the day of drawing under any Letter of Credit (either with the proceeds of a Revolving Loan obtained hereunder or otherwise) in same day funds. If the Borrower shall fail to reimburse the Issuing Lender as provided hereinabove, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Adjusted Base Rate plus two percent (2%). The Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment the Borrower may claim or have against the Issuing Lender, the Administrative Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrower or any other Credit Party to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the other Lenders of the amount of any unreimbursed drawing and each Lender shall promptly pay to the Administrative Agent for the account of the Issuing Lender in Dollars and in immediately available funds, the amount of such Lender's Revolving Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Issuing Lender if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time) otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to the Issuing Lender in full upon such request, such Lender shall, on demand, pay to the Administrative Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date that such Lender is required to make payments of such amount pursuant to the preceding sentence, the Federal Funds Rate and thereafter at a rate equal to the Base Rate. Each Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations of the Borrower hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Lender to the Issuing Lender, such Lender shall, automatically and without any further action on the part of the Issuing Lender or such Lender, acquire a participation in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Lender) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against the Borrower with respect thereto.

          (d) Repayment with Revolving Loans. On any day on which the Borrower
              ------------------------------
     shall have requested, or been deemed to have requested, a Revolving Loan advance to reimburse a drawing under a Letter of Credit, the Administrative Agent shall give notice to the Lenders that a Revolving Loan has been requested or deemed requested by the Borrower to be made in connection with a drawing under a Letter of Credit, in which case a Revolving Loan advance comprised of Base Rate Loans (or Eurodollar Loans to the extent the Borrower has complied with the procedures of Section 2.2(a)(i) with respect thereto) shall be immediately made to the Borrower by all Lenders (notwithstanding any termination of the Commitments pursuant to Section 9.2) pro rata based on the respective Revolving Commitment Percentages of
          --------
     the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2) and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each such Lender hereby irrevocably agrees to make its pro rata share of each such Revolving Loan advance immediately upon any such request or deemed request in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (i) the amount of such
                                         ---------------
     borrowing may not comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 5.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (v) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (vi) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan advance cannot for any reason be so made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any Credit Party), then each such Lender hereby agrees that it shall forthwith fund its purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Issuing

     Lender such Participation Interest in the outstanding LOC Obligations as shall be necessary to cause each such Lender to share in such LOC Obligations ratably (based upon the respective Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2)), provided that in the event such
                                            --------
     payment is not made when required by subsection (c), such Lender shall pay in addition to the Issuing Lender interest on the amount of its unfunded Participation Interest at a rate equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Rate, and thereafter at the Base Rate.

          (e) Designation of other Credit Parties as Account Parties.
              ------------------------------------------------------
     Notwithstanding anything to the contrary set forth in this Credit Agreement, including without limitation Section 2.2(a)(ii) hereof, a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Credit Party other than the Borrower, provided that notwithstanding such statement, the Borrower shall be the actual account party for all purposes of this Credit Agreement for such Letter of Credit and such statement shall not affect the Borrower's reimbursement obligations hereunder with respect to such Letter of Credit.

          (f) Renewal, Extension. The renewal or extension of any Letter of
              ------------------
     Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

          (g) Uniform Customs and Practices. The Issuing Lender may have the
              -----------------------------
     Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits (the "UCP") or the International Standby Practices 1998 (the "ISP98"), in either case as published as of the date of issue by the International Chamber of Commerce, in which case the UCP or the ISP98, as applicable, may be incorporated therein and deemed in all respects to be a part thereof.

     (h)  Indemnification; Nature of Issuing Lender's Duties.
          --------------------------------------------------

          (i) In addition to its other obligations under this Section 2.6, the Borrower hereby agrees to protect, indemnify, pay and save the Issuing Lender and the Lenders harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Issuing Lender or any Lender may incur or be subject to as a consequence, direct or indirect, of
     (A) the issuance of any Letter of Credit or (B) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called "Government Acts").
                               ---------------

          (ii) As between the Borrower on the one hand and the Issuing Lender and the Lenders on the other hand, the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lender and the Lenders shall not be responsible: (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher unless such errors, omissions, interruptions or delays are the result of the gross negligence or willful misconduct of the Issuing Lender; (D) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof unless such loss or delay is the result of the gross negligence or willful misconduct of the Issuing Lender; and (E) for any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

               (iii) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to the Borrower or any other Credit Party. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify the Issuing Lender and the Lenders against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower (on behalf of itself and each of the other Credit Parties), including, without limitation, any and all Government Acts. The Issuing Lender and the Lenders shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender or the Lenders, as the case may be.

               (iv) Nothing in this subsection (h) is intended to limit the reimbursement obligations of the Borrower contained in subsection (d) above. The obligations of the Borrower under this subsection (h) shall survive the termination of this Credit Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Credit Agreement.

               (v) Notwithstanding anything to the contrary contained in this subsection (h), the Borrower shall have no obligation to indemnify the Issuing Lender in respect of any liability incurred by the Issuing Lender (A) to the extent arising out of the gross negligence or willful misconduct of the Issuing Lender, as determined by a court of competent jurisdiction, or (B) caused by the Issuing Lender's failure to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, as determined by a court of competent jurisdiction, unless such payment is prohibited by any law, regulation, court order or decree.

          (i) Responsibility of Issuing Lender. It is expressly understood and
              --------------------------------
     agreed that the obligations of the Issuing Lender hereunder to the Lenders are only those expressly set forth in this Credit Agreement and that the Issuing Lender shall be entitled to assume that the conditions precedent set forth in Section 5.2 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; provided, however, that nothing set forth in this Section 2.6 shall be
     -------   -------
     deemed to prejudice the right of any Lender to recover from the Issuing Lender any amounts made available by such Lender to the Issuing Lender pursuant to this Section 2.6 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Lender.

          (j) Conflict with LOC Documents. In the event of any conflict between
              ---------------------------
     this Credit Agreement and any LOC Document (including any letter of credit application), this Credit Agreement shall control.

     2.7  Additional Provisions relating to Swingline Loans.
          -------------------------------------------------

     The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrower and the Lenders, demand repayment of its Swingline Loans by way of a Revolving Loan advance, in which case the Borrower shall be deemed to have requested a Revolving Loan advance comprised solely of Base Rate Loans in the amount of such Swingline Loans; provided, however, that any such demand
                                       --------  -------
shall be deemed to have been given one Business Day prior to the Termination Date and on the date of the occurrence of any Event of Default described in
Section 9.1 and upon acceleration of the indebtedness hereunder and the exercise of remedies in accordance with the provisions of Section 9.2. Each Lender hereby irrevocably agrees to make its Revolving Commitment Percentage of each such Revolving Loan advance in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (i) the amount of such
                                    ---------------
borrowing may not comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section
5.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure of any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (v) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (vi) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan advance cannot for any reason be so made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any other Credit Party), then each Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such Participation Interests in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its Revolving Commitment Percentage of the Revolving Committed Amount (determined before giving effect to any termination of the Commitments pursuant to Section 3.4), provided that (A) all interest payable on the
                 --------

Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective Participation Interest is funded and (B) at the time any purchase of Participation Interests pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender, to the extent not paid to the Swingline Lender by the Borrower in accordance with the terms of Section 2.4(b), interest on the principal amount of Participation Interests purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such Participation Interests, at the rate equal to the Federal Funds Rate.


                                   SECTION 3

                 OTHER PROVISIONS RELATING TO CREDIT FACILITIES
                 ----------------------------------------------

     3.1  Default Rate.
          ------------

     Upon the occurrence, and during the continuance, of an Event of Default,
(i) the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then the Adjusted Base Rate plus 2%)
                                                                        ----
and (ii) the Letter of Credit Fee shall accrue at a per annum rate 2% greater than the rate which would otherwise be applicable.

     3.2  Extension and Conversion.
          ------------------------

     The Borrower shall have the option, on any Business Day, to extend existing Loans into a subsequent permissible Interest Period or to convert Loans into Loans of another interest rate type; provided, however, that (i) except as
                                     --------  -------
provided in Section 3.8, Eurodollar Loans may be converted into Base Rate Loans or extended as Eurodollar Loans for new Interest Periods only on the last day of the Interest Period applicable thereto, (ii) without the consent of the Required Lenders, Eurodollar Loans may be extended, and Base Rate Loans may be converted into Eurodollar Loans, only if the conditions precedent set forth in Section 5.2 are satisfied on the date of Continuation or Conversion, (iii) Loans extended as, or converted into, Eurodollar Loans shall be subject to the terms of the definition of "Interest Period" and shall be in such minimum amounts as provided
               ---------------
in Section 2.2(b), (iv) no more than twelve (12) borrowings of Eurodollar Loans shall be outstanding hereunder at any time (it being understood that, for purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, Continuations and Conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period) and (v) any request for Continuation or Conversion of a Eurodollar Loan which shall fail to specify an Interest Period shall be deemed to be a request for an Interest Period of one month. Each such Continuation or Conversion shall be effected by the Borrower by giving a Notice of Extension/Conversion (or telephonic notice promptly confirmed in writing) to the office of the Administrative Agent specified in Section 11.1, or at such other office as the Administrative Agent may designate in writing, prior to 11:00 A.M. (Charlotte, North Carolina time) on the Business Day of, in the case of the Conversion of a

Eurodollar Loan into a Base Rate Loan, and on the third Business Day prior to, in the case of the Continuation of a Eurodollar Loan as, or Conversion of a Base Rate Loan into, a Eurodollar Loan, the date of the proposed Continuation or Conversion, specifying the date of the proposed Continuation or Conversion, the Loans to be so extended or converted, the types of Loans into which such Loans are to be converted and, if appropriate, the applicable Interest Periods with respect thereto. Each request for Continuation or Conversion shall be irrevocable and shall constitute a representation and warranty by the Borrower of the matters specified in subsections (a) and (b) of Section 5.2. In the event the Borrower fails to request Continuation or Conversion of any Eurodollar Loan in accordance with this Section, or any such Conversion or Continuation is not permitted or required by this Section, then such Eurodollar Loan shall be automatically continued as a Eurodollar Loan with an Interest Period of one month at the end of the Interest Period applicable thereto. The Administrative Agent shall give each Lender notice as promptly as practicable of any such proposed Continuation or Conversion affecting any Loan.

     3.3  Prepayments.
          -----------

     (a)  Voluntary Prepayments.  The Loans may be repaid in whole or in part
          ---------------------
without premium or penalty; provided that (i) Eurodollar Loans may be prepaid
                            --------
only upon three (3) Business Days' prior written notice to the Administrative Agent and must be accompanied by payment of any amount owing under Section 3.12,
(ii) such notice shall be provided by 11:00 A.M., Charlotte North Carolina time on the date of such prepayment, in the case of Base Rate Loans, or on the date three Business Days' prior to such prepayment, in the case of Eurodollar Loans, and (iii) partial prepayments shall be minimum principal amounts of $2,500,000 and in integral multiples of $500,000 in excess thereof, in the case of Eurodollar Loans, and $500,000 and integral multiples of $100,000 in excess thereof, in the case of Base Rate Loans; provided that in the event that an
                                         --------
agreement providing for an "auto-borrow" and "zero-balance" or other similar arrangement shall then be in place with the Swingline Lender, prepayments of Swingline Loans shall be in such minimum amounts, if any, provided by such agreement.

     (b)  Mandatory Prepayments.
          ---------------------

          (i) Revolving Commitments.  If at any time (i) the aggregate principal
              ---------------------
     amount of Obligations shall exceed the lesser of (A) the Aggregate Revolving Committed Amount, or (B) the Borrowing Base, (ii) the aggregate amount of LOC Obligations shall exceed the LOC Committed Amount, or (iii) the aggregate principal amount of Swingline Loans shall exceed the Swingline Committed Amount, the Borrower shall make payment promptly on demand on the Revolving Loans, on the Swingline Loans and/or to a cash collateral account in respect of the LOC Obligations, in an amount sufficient to eliminate the difference.

          (ii) Asset Dispositions.  To the extent that the aggregate net
               ------------------
     proceeds received from Asset Dispositions exceed $1,000,000 during any calendar year, the Borrower shall prepay the Obligations hereunder in an amount equal to any such net proceeds in excess over $1,000,000 upon receipt thereof. Prepayments under this clause (ii) shall not result in a commitment reduction and amounts paid on account thereof may be reborrowed subject to the availability and the other conditions to Extensions of Credit hereunder.

     (c) Application.  Unless otherwise specified, prepayments on the
         -----------
Obligations shall be applied first to Base Rate Loans and then to Eurodollar Loans and Quoted Rate Swingline Loans in direct order of Interest Period maturities.

     3.4  Reduction and Termination of Commitments.
          ----------------------------------------

          (a) Voluntary Reduction of Commitments. The Commitments may be
              ----------------------------------
     terminated or permanently reduced in whole or in part upon three (3) Business Days' prior written notice to the Administrative Agent, provided that (i) after giving effect to any voluntary reduction the aggregate amount of Obligations shall not exceed the lesser of (A) the Aggregate Revolving Committed Amount, as reduced, or (B) the Borrowing Base, and (ii) partial reductions shall be in a minimum principal amount of $2,500,000 and integral multiples of $500,000 in excess thereof. The Administrative Agent shall promptly notify the Lenders of any such reduction.

          (b) Termination of Commitments. The Commitments hereunder shall
              --------------------------
     terminate on the Termination Date.

     3.5  Fees.
          ----

          (a)  Commitment Fee.  In consideration of the Revolving Commitments
               --------------
     hereunder, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Lenders a commitment fee (the "Commitment Fee")
                                                           --------------
     equal to the Applicable Percentage per annum on the average daily unused amount of the Revolving Committed Amount for the applicable period. The Commitment Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the immediately preceding quarter (or portion thereof) beginning with the first such date to occur after the Closing Date and on the Termination Date. For purposes of computation of the Commitment Fee, Swingline Loans shall not be counted toward or considered usage under the Revolving Committed Amount.

          (b)  Letter of Credit Fees.
               ---------------------

               (i) Letter of Credit Issuance Fee. In consideration of the
                   -----------------------------
          issuance of Letters of Credit hereunder, the Borrower promises to pay to the Administrative Agent for the account of each Lender a fee (the "Letter of Credit Fee") on such Lender's Revolving Commitment
           --------------------
          Percentage of the average daily maximum amount available to be drawn under each such Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration equal to the Applicable Percentage. The Letter of Credit Fee shall be payable quarterly in arrears on the last Business Day of each March, June, September and December for the immediately preceding quarter (or a portion thereof).

               (ii) Issuing Lender Fees. In addition to the Letter of Credit
                    -------------------
          Fee, the Borrower promises to pay to the Administrative Agent for the account of the Issuing Lender without sharing by the other Lenders (i) a letter of credit fronting fee of one-eighth of one percent (0.125%) on the average daily maximum amount available to be drawn under each Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration and (ii) the customary charges from time to time of the Issuing Lender with respect to the issuance, amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit.

          (c)  Administrative Fees. The Borrower agrees to pay to the
               -------------------
     Administrative Agent, for its own account, the fees referred to in the Administrative Agent's Fee Letter (the "Administrative Agent's Fees").
                                             ---------------------------

     3.6  Capital Adequacy.
          ----------------

     If any Lender has reasonably determined that the adoption or the becoming effective after the date hereof of, or any change in, or any change after the date hereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's (including, for purposes hereof, the parent company of such Lender) capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy), then, upon notice from such Lender to the Borrower, the Borrower shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. Each determination by any such Lender of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto.

     If any Credit Party is required to pay additional amount to or for the account of any Lender pursuant to this Section 3.6, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

     3.7  Limitation on Eurodollar Loans.
          ------------------------------

     If on or prior to the first day of any Interest Period for any Eurodollar
Loan:

          (a) the Administrative Agent reasonably determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

          (b) the Required Lenders reasonably determine (which determination shall be conclusive) and notify the Administrative Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Loans for such Interest Period;

then the Administrative Agent shall give the Borrower prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans, Continue Eurodollar Loans, or to Convert Base Rate Loans into Eurodollar Loans.

     3.8  Illegality.
          ----------

     Notwithstanding any other provision of this Credit Agreement, in the event that it becomes unlawful for any Lender (or its Applicable Lending Office) to make, maintain, or fund Eurodollar Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make or Continue Eurodollar Loans and to Convert Base Rate Loans into Eurodollar Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section 3.10 shall be applicable).

     3.9  Requirements of Law.
          -------------------

     If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

               (i) shall subject such Lender (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Loans, its Notes, or its obligation to make Eurodollar Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Credit Agreement or its Notes in respect of any Eurodollar Loans (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

               (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Eurodollar Reserve Requirement utilized in the determination of the Adjusted Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Commitment of such Lender hereunder; or

               (iii) shall impose on such Lender (or its Applicable Lending Office) or the London interbank market any other condition affecting this Credit Agreement or its Notes or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Eurodollar Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Credit Agreement or its Notes with respect to any Eurodollar Loans, then the Borrower shall pay to such Lender on demand such amount or amounts as will reasonably compensate such Lender for such increased cost or reduction. If any Lender requests compensation by the Borrower under this Section 3.9, the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or Continue Eurodollar Loans, or to Convert Base Rate Loans into Eurodollar Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.10 shall be applicable); provided that such suspension shall not affect the right
                      --------
of such Lender to receive the compensation so requested. Each Lender shall promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 3.9 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section 3.9 shall furnish to the Borrower and the Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

     3.10 Treatment of Affected Loans.
          ---------------------------

     If the obligation of any Lender to make any Eurodollar Loan or to Continue, or to Convert Base Rate Loans into, Eurodollar Loans shall be suspended pursuant to Section 3.8 or 3.9 hereof, such Lender's Eurodollar Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for such Eurodollar Loans (or, in the case of a Conversion required by Section 3.8 hereof, on such earlier date as such Lender may specify to the Borrower with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 3.8 or 3.9 hereof that gave rise to such Conversion no longer exist:

          (a) to the extent that such Lender's Eurodollar Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Base Rate Loans; and

          (b) all Loans that would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made or Continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be Converted into Eurodollar Loans shall remain as Base Rate Loans.

If such Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 3.8 or 3.9 hereof that gave rise to the Conversion of such Lender's

Eurodollar Loans pursuant to this Section 3.10 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurodollar Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Commitments.

     3.11   Taxes.
            -----

            (a) Any and all payments by any Credit Party to or for the account of any Lender or the Administrative Agent hereunder or under any other Credit Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, taxes
     ---------
     imposed on its income, and franchise taxes imposed on it, by the United States or any political subdivision thereof or in each case any taxing authority thereof or therein or otherwise by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Administrative Agent (as the case may be) is organized or any political subdivision thereof or in each case any taxing authority thereof or therein (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If
                                                                     -----
     any Credit Party shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable under this Credit Agreement or any other Credit Document to any Lender or the Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 3.11) such Lender or the Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Credit Party shall make such deductions and withholdings, (iii) such Credit Party shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with applicable law, and (iv) such Credit Party shall furnish to the Administrative Agent, at its address referred to in Section 11.1, the original or a certified copy of a receipt evidencing payment thereof.

            (b) In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Credit Agreement or any other Credit Document or from the execution or delivery of, or otherwise with respect to, this Credit Agreement or any other Credit Document (hereinafter referred to as "Other Taxes").
                                                        -----------

            (c) The Borrower agrees to indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 3.11) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

            (d) Each Lender that is not a United States person under Section 7701(a)(30) of the Internal Revenue Code, on or prior to the date of its execution and delivery of this Credit Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Administrative Agent with (i) Internal Revenue Service Form W-8 BEN or W-8 ECI, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces to zero the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Credit Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service
     Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and/or (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from tax on payments pursuant to this Credit Agreement or any of the other Credit Documents.

            (e) For any period with respect to which a Lender has failed to provide the Borrower and the Administrative Agent with the appropriate form pursuant to Section 3.11(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 3.11(a) or 3.11(b) with respect to Taxes imposed by the United States; provided, however, that should a Lender,
                                   --------  -------
     which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

            (f) If any Credit Party is required to pay additional amounts to or for the account of any Lender pursuant to this Section 3.11, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

            (g) Within thirty (30) days after the date of any payment of Taxes, the applicable Credit Party shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing such payment.

            (h) If the Administrative Agent or any Lender shall become aware that is entitled to a refund in respect of Taxes for which it has been indemnified by a Credit Party pursuant to this Section, the Administrative Agent or such Lender shall promptly notify the Borrower of the availability of such refund and shall apply for such refund at the Borrower's sole cost and expense. If the Administrative Agent or any Lender shall receive a refund in respect of any such Taxes as to which it has been indemnified by a Credit Party pursuant to this Section, the Administrative Agent or such Lender shall promptly notify the Borrower of such refund and shall, within 30 days of receipt, pay such refund (to the extent of amounts that have been paid by a Credit Party under this Section with respect to such refund and not previously reimbursed) to the Borrower, net of all reasonable out-of-pocket expenses of such Lender or the Administrative Agent and without interest (other than the interest, if any, included in such refund).

            (i) Without prejudice to the survival of any other agreement of the Credit Parties hereunder, the agreements and obligations of the Credit Parties contained in this Section 3.11 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

     3.12 Compensation.
          ------------

     Upon the request of any Lender, the Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense incurred by it as a result of:

          (a) any payment, prepayment, or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 9.2) on a date other than the last day of the Interest Period for such Loan; or

          (b) any failure by the Borrower for any reason (including, without limitation, the failure of any condition precedent specified in Section 5 to be satisfied) to borrow, Convert, Continue, or prepay a Eurodollar Loan on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Credit Agreement.

With respect to Eurodollar Loans, such indemnification may include an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, Converted or Continued, for the period from the date of such prepayment or of such failure to borrow, Convert or Continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, Convert or Continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurodollar Loans provided for herein (excluding, however, the Applicable Percentage included therein, if any) over (b) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. The covenants of the Borrower set forth in this Section 3.12 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

     3.13 Pro Rata Treatment.
          ------------------

     Except to the extent otherwise provided herein:

          (a)  Loans.  Each Revolving Loan advance, each payment or prepayment
               -----
     of principal of any Revolving Loan (other than Swingline Loans) or reimbursement obligations arising from drawings under Letters of Credit, each payment of interest on the Revolving Loans or reimbursement obligations arising from drawings under Letters of Credit, each payment of Commitment Fees, each payment of the Letter of Credit Fee, each reduction of the Revolving Committed Amount and each conversion or extension of any Revolving Loan (other than Swingline Loans) shall be allocated pro rata among the Lenders in accordance with the respective Revolving Commitment Percentages.

          (b)  Advances.  No Lender shall be responsible for the failure or
               --------
     delay by any other Lender in its obligation to make its ratable share of a borrowing hereunder; provided, however, that the failure of any Lender to
                            --------  -------
     fulfill its obligations hereunder shall not relieve any other Lender of its obligations hereunder. Unless the Administrative Agent shall have been notified by any Lender prior to the date of any requested borrowing that such Lender does not intend to make available to the Administrative Agent its ratable share of such borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on the date of such borrowing, and the Administrative Agent in reliance upon such assumption, may (in its sole discretion but without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent, the Administrative Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent will promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from the Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for the applicable borrowing pursuant to the Notice of Borrowing and (ii) from a Lender, if paid within two (2) Business Days of the date such amount was made available by the Administrative Agent to the Borrower, the Federal Funds Rate and thereafter at a rate equal to the Base Rate

     3.14  Sharing of Payments.
           -------------------

     The Lenders agree among themselves that, in the event that any Lender shall obtain payment in respect of any Loan, LOC Obligations or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under
Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall promptly purchase from the other Lenders a Participation Interest in such Loans, LOC Obligations and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Credit Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by repurchase of a Participation Interest theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrower agrees that any Lender so purchasing such a Participation Interest may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such Participation Interest as fully as if such Lender were a holder of such Loan, LOC Obligations or other obligation in the amount of such Participation Interest. Except as otherwise expressly provided in this Credit Agreement, if any Lender or the Administrative Agent shall fail to remit to the Administrative Agent or any other Lender an amount payable by such Lender or the Administrative Agent to the Administrative Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Administrative Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.14 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this
Section 3.14 to share in the benefits of any recovery on such secured claim.

     3.15  Certain Limitations.
           -------------------

     The provisions of Sections 3.6, 3.9, 3.10 and 3.11 shall be subject to the following:

          (a) Each Lender that desires compensation or indemnification under Sections 3.6, 3.9 or 3.11 shall notify the Borrower through the Administrative Agent of any event occurring after the Closing Date entitling such Lender to compensation or indemnification under any of such Sections as promptly as practicable, but in any event within 90 days after the occurrence of the event giving rise thereto; provided that (i) if any
                                                      --------
     such Lender fails to give such notice within 90 days after the occurrence of such an event, such Lender shall only be entitled to compensation or indemnification in respect of such event accruing under Sections 3.6, 3.9 or 3.11 with respect to the period from and after the date 90 days prior to the date that such Lender does give notice.

          (b) Any notice given by a Lender pursuant to subsection (a) above shall certify (i) that one of the events described in Sections 3.6, 3.9 or
     3.11 has occurred, describing in reasonable detail the nature of such event, (ii) as to the increased cost, reduced amount receivable or loss or expense resulting from such event and (iii) as to the additional amount demanded by such Lender, attaching a reasonably detailed explanation of the calculation thereof. Such a certificate as to any compensation or indemnification payable pursuant to Sections 3.6, 3.9 or 3.11, submitted by such Lender through the Administrative Agent to the Borrower, shall be conclusive and binding on the parties hereto in the absence of manifest error.

          (c) If any Lender requests compensation or indemnification from the Borrower under Sections 3.6, 3.9 or 3.11, the Borrower may, at its option, within fifteen (15) days after receipt by the Borrower of written demand from the affected Lender for payment of such compensation or indemnification, notify the Administrative Agent and such affected Lender of its intention to replace the affected Lender. So long as no Event of Default shall have occurred and be continuing, the Borrower may obtain, at the Borrower's expense, a replacement Lender for the affected Lender. If the Borrower obtains a replacement Lender within ninety (90) days following notice of its intention to do so, the affected Lender must sell and assign its loans and obligations and any Commitments to such replacement Lender pursuant to Section 11.3(b) (without giving effect to any requirement therein that the Administrative Agent consent thereto), for an amount equal to the principal balance of all Revolving Loans held by the affected Lender and all accrued interest and Fees with respect thereto through the date of such sale, provided that the Borrower shall have paid to such affected
                --------
     Lender the compensation or indemnification that it is entitled to receive under Sections 3.6, 3.9 or 3.11, through the date of such sale and assignment. Notwithstanding the foregoing, the Borrower shall not have the right to obtain a replacement Lender if the affected Lender rescinds its demand for such compensation or indemnification within fifteen (15) days following its receipt of the Borrower's notice of intention to replace such affected Lender. Additionally, if the Borrower gives a notice to the Administrative Agent and an affected Lender of its intention to replace such affected Lender and does not so replace such affected Lender within ninety (90) days thereafter, the Borrower's rights under this Section 3.15(c) shall terminate and the Borrower shall promptly pay all compensation or indemnification demanded by such affected Lender pursuant to Sections 3.6, 3.9 or 3.11.

     3.16  Payments, Computations, Etc.
           ---------------------------

          (a)  Generally.  Except as otherwise specifically provided herein,
               ---------
     all payments hereunder shall be made to the Administrative Agent in Dollars in immediately available funds, without setoff, deduction, counterclaim or withholding of any kind, at the Administrative Agent's office specified in
     Section 11.1 not later than 2:00 P.M. (Charlotte, North Carolina time) on the date when due; provided that no Default or Event of Default shall be deemed to have occurred in connection with payments made on the due date but received after such cut-off time, even though credited for receipt on the following Business Day. Payments received after such time shall be deemed to have been received on the next succeeding Business Day. The Administrative Agent may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Borrower or any other Credit Party maintained with the Administrative Agent (with notice to the Borrower or such other Credit Party). The Borrower shall, at the time it makes any payment under this Credit Agreement, specify to the Administrative Agent the Loans, LOC Obligations, Fees, interest or other amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that it fails so to specify, or if such application would be inconsistent with the terms hereof, the Administrative Agent shall distribute such payment to the Lenders in such manner as the Administrative Agent may determine to be appropriate in respect of obligations owing by the Borrower hereunder, subject to the terms of Section 3.13(a)). The Administrative Agent will distribute such payments to such Lenders, if any such payment is received prior to 2:00 P.M. (Charlotte, North Carolina time) on a Business Day in like funds as received prior to the end of such Business Day and otherwise the Administrative Agent will distribute such payment to such Lenders on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and Fees for the period of such extension), except that in the case of Eurodollar Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day. Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of actual number of days elapsed over a year of 360 days, except with respect to computation of interest on Base Rate Loans which shall be calculated based on a year of 365 or 366 days, as appropriate. Interest shall accrue from and include the date of borrowing, but exclude the date of payment.

          (b)  Allocation of Payments After Event of Default.  Notwithstanding
               ---------------------------------------------
     any other provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received on or in respect of the Loans and obligations owing hereunder and under the other Credit Documents (or other amounts owing under the Credit Documents in connection therewith) shall be paid over or delivered as follows:

               FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the collateral agent actually incurred in connection with the execution of its duties as collateral agent in exercising or attempting to exercise rights and remedies in respect of the collateral and all protective advances made with respect thereto;

               SECOND, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Administrative Agent actually incurred in connection with enforcing the rights and remedies of the Lenders under the Credit Documents and any protective advances made with respect thereto;

               THIRD, to payment of any fees owed to the Administrative Agent;

               FOURTH, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Lenders hereunder actually incurred in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Obligations owing to such Lender;

               FIFTH, to the payment of all accrued interest and fees on or in respect of the Obligations;

               SIXTH, to the payment of the outstanding principal amount of the Obligations hereunder (including the payment or cash collateralization of the outstanding LOC Obligations);

               SEVENTH, to all other obligations hereunder and other obligations which shall have become due and payable under the Credit Documents otherwise and not repaid pursuant to clauses "FIRST" through "SIXTH" above; and

               EIGHTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

     In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; and (ii) except as otherwise provided, the Lenders shall receive amounts ratably in accordance with their respective pro rata share (based on the proportion that the then outstanding Obligations held by such Lenders bears to the aggregate amount of Obligations then outstanding) of amounts available to be applied pursuant to clauses "FOURTH", "FIFTH", "SIXTH" and "SEVENTH" above; and (iii) to the extent that any amounts available for distribution pursuant to clause "SIXTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Administrative Agent in a cash collateral account and applied (A) first, to reimburse the Issuing Lender for any drawings under such Letters of Credit and (B) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "FIFTH" and "SIXTH" above in the manner provided in this Section 3.16(b).

     3.17  Evidence of Debt.
           ----------------

          (a) Each Lender shall maintain an account or accounts evidencing each Loan made by such Lender to the Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Credit Agreement. Each Lender will make reasonable efforts to maintain the accuracy of its account or accounts and to promptly update its account or accounts from time to time, as necessary.

          (b) The Administrative Agent shall maintain the Register pursuant to
     Section 11.3(c), and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount, type and Interest Period of each such Loan hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from or for the account of any Credit Party and each Lender's share thereof. The Administrative Agent will make reasonable efforts to maintain the accuracy of the subaccounts referred to in the preceding sentence and to promptly update such subaccounts from time to time, as necessary.

          (c) The entries made in the accounts, Register and subaccounts maintained pursuant to subsection (b) of this Section 3.17 (and, if consistent with the entries of the

     Administrative Agent, subsection (a)) shall be prima facie evidence of the existence and amounts of the obligations of the Credit Parties therein recorded absent manifest error; provided, however, that the failure of any
                                     --------  -------
     Lender or the Administrative Agent to maintain any such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Credit Parties to repay the loans and obligations owing hereunder and under the other Credit Documents to such Lender.


                                   SECTION 4

                                   GUARANTY
                                   --------

     4.1  The Guaranty.
          ------------

     Each of the Guarantors hereby jointly and severally guarantees to each Lender, each affiliate of a Lender that enters into a Hedging Agreement, and the Administrative Agent as hereinafter provided, as primary obligor and not as surety, the prompt payment of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Guaranteed Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.

     Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents or Hedging Agreements, the obligations of each Guarantor under this Credit Agreement and the other Credit Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.

     4.2  Obligations Unconditional.
          -------------------------

     The obligations of the Guarantors under Section 4.1 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents or Hedging Agreements, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 4.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor for amounts paid under this Section 4 until such time as the Lenders (and any affiliates of Lenders entering into Hedging Agreements) have been paid in full in respect of all Guaranteed Obligations, all Commitments under this Credit Agreement have been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lenders in connection with monies received under the Credit Documents or Hedging Agreements between any member of the Consolidated Group and any Lender, or any affiliate of a Lender. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder which shall remain absolute and unconditional as described above:

          (a) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

          (b) any of the acts mentioned in any of the provisions of any of the Credit Documents, any Hedging Agreement between any member of the Consolidated Group and any Lender, or any affiliate of a Lender, or any other agreement or instrument referred to in the Credit Documents or such Hedging Agreements shall be done or omitted;

          (c) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Credit Documents, any Hedging Agreement between any member of the Consolidated Group and any Lender, or any affiliate of a Lender, or any other agreement or instrument referred to in the Credit Documents or such Hedging Agreements shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;

          (d) any Lien granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to attach or be perfected; or

          (e) any of the Guaranteed Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).

With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Credit Documents, any Hedging Agreement between any member of the Consolidated Group and any Lender, or any affiliate of a Lender, or any other agreement or instrument referred to in the Credit Documents or such Hedging Agreements, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

     4.3  Reinstatement.
          -------------

     The obligations of the Guarantors under this Section 4 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of counsel) actually incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

     4.4  Certain Additional Waivers.
          --------------------------

     Each Guarantor agrees that such Guarantor shall have no right of recourse to security for the Guaranteed Obligations, except through the exercise of rights of subrogation pursuant to Section 4.2 and through the exercise of rights of contribution pursuant to Section 4.6.

     4.5  Remedies.
          --------

     The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, the Guaranteed Obligations may be declared to be forthwith due and payable as provided in Section 9.2 (and shall be deemed to have become automatically due and payable in the circumstances provided in said
Section 9.2) for purposes of Section 4.1 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Guaranteed Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Guaranteed Obligations being deemed to have become automatically due and payable), the Guaranteed Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section 4.1. The Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Security Agreements and the other Collateral Documents and that the Lenders may exercise their remedies thereunder in accordance with the terms thereof.

     4.6  Rights of Contribution.
          ----------------------

     The Guarantors hereby agree as among themselves that, if any Guarantor shall make an Excess Payment (as defined below), such Guarantor shall have a right of contribution from each other Guarantor in an amount equal to such other Guarantor's Contribution Share (as defined below) of such Excess Payment. The payment obligations of any Guarantor under this Section 4.6 shall be subordinate and subject in right of payment to the prior payment in full to the Administrative Agent and the Lenders of the Guaranteed Obligations, and none of the Guarantors shall exercise any right or remedy under this Section 4.6 against any other Guarantor until payment and satisfaction in full of all of such Guaranteed Obligations. For purposes of this Section 4.6, (a) "Guaranteed
                                                                ----------
Obligations" shall mean any obligations arising under the other provisions of
-----------
this Section 4; (b) "Excess Payment" shall mean the amount paid by any Guarantor
                     --------------
in excess of its Pro Rata Share of any Guaranteed Obligations;

(c) "Pro Rata Share" shall mean, for any Guarantor in respect of any payment of
     --------------
Guaranteed Obligations, the ratio (expressed as a percentage) as of the date of such payment of Guaranteed Obligations of (i) the amount by which the aggregate present fair saleable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of all of the Credit Parties exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Credit Parties hereunder) of the Credit Parties; provided, however, that, for purposes of calculating the Pro Rata
         --------  -------
Shares of the Guarantors in respect of any payment of Guaranteed Obligations, any Guarantor that became a Guarantor subsequent to the date of any such payment shall be deemed to have been a Guarantor on the date of such payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such payment; and (d) "Contribution Share" shall mean, for any Guarantor in respect of any
         ------------------
Excess Payment made by any other Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair saleable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Credit Parties other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Credit Parties) of the Credit Parties other than the maker of such Excess Payment; provided, however, that, for purposes of calculating the Contribution Shares of
--------  -------
the Guarantors in respect of any Excess Payment, any Guarantor that became a Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Guarantor on the date of such Excess Payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such Excess Payment. This Section 4.6 shall not be deemed to affect any right of subrogation, indemnity, reimbursement or contribution that any Guarantor may have under applicable law against the Borrower in respect of any payment of Guaranteed Obligations. Notwithstanding the foregoing, all rights of contribution against any Guarantor shall terminate from and after such time, if ever, that such Guarantor shall be relieved of its obligations pursuant to Section 8.4.

     4.7  Guarantee of Payment; Continuing Guarantee.
          ------------------------------------------

     The guarantee in this Section 4 is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

                                   SECTION 5

                                  CONDITIONS
                                  ----------

     5.1  Closing Conditions.
          ------------------

     The obligation of the Lenders to enter into this Credit Agreement and to make the initial Extensions of Credit shall be subject to satisfaction of the following conditions (in form and substance acceptable to the Lenders):

          (a)  Executed Credit Documents.  Receipt by the Administrative Agent
               -------------------------
     of: (i) multiple counterparts of this Credit Agreement, (ii) a Revolving Note for each Lender and (iii) multiple counterparts of the Collateral Documents, in each case executed by a duly authorized officer of each party thereto and in each case conforming to the requirements of this Credit Agreement.

          (b)  Legal Opinions.  Receipt by the Administrative Agent of multiple
               --------------
     counterparts of opinions of counsel for the Credit Parties relating to the Credit Documents and the transactions contemplated therein, in form and substance satisfactory to the Administrative Agent and the Lenders, and including, among other things, opinions regarding enforceability of the Credit Documents and the perfection of the security interests created thereby.

          (c)  Financial Information.  Receipt by the Lenders of such financial
               ---------------------
     information regarding the members of the Combined Group as may be requested by, and in each case in form and substance satisfactory to, the Administrative Agent and the Lenders.

          (d)  Personal Property Collateral.  Receipt by the Administrative
               ----------------------------
     Agent of the following:

               (i)    UCC Financing Statements.  Duly executed UCC financing
                      ------------------------
          statements for each jurisdiction as is necessary or appropriate, in the Administrative Agent's discretion, to perfect the security interests in the Collateral.

               (ii)   Certificated Interests.  Original certificates evidencing
                      ----------------------
          the Capital Stock which is the subject of the Pledge Agreement together with undated stock transfer powers executed in blank.

          (e)  Evidence of Insurance.  Receipt by the Administrative Agent of
               ---------------------
     insurance certificates or policies evidencing casualty insurance (including builders' risk and all-risk permanent policies) and liability conforming to the requirements of this Credit Agreement and the other Credit Documents, showing the Administrative Agent as sole loss payee with respect to the casualty insurance and as additional insured with respect to liability insurance, in each case together with evidence of payment of premiums thereon.

          (f)  Absence of Legal Proceedings.  There shall not exist any action,
               ----------------------------
     suit, investigation or proceeding pending in any court or before any arbitrator or Governmental Authority which could reasonably be expected to have a Material Adverse Effect.

          (g)  Corporate Documents.  Receipt by the Administrative Agent of the
               -------------------
     following (or their equivalent) for each of the Credit Parties:

               (i)    Charter Documents.  Copies of the articles or certificates
                      -----------------
          of incorporation or other charter documents of such Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

               (ii)   Bylaws.  A copy of the bylaws, operating agreement or
                      ------
          equivalent of such Credit Party certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the Closing Date.

               (iii)  Resolutions.  Copies of resolutions of the board of
                      -----------
          directors of such Credit Party approving and adopting the Credit Documents to which it is a party, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the Closing Date.

               (iv)   Good Standing.  Certificates of good standing, existence
                      -------------
          or its equivalent certified as of a recent date by the appropriate governmental authorities of the state of incorporation and each other state in which the failure to so qualify and be in good standing would be reasonably likely to have a material adverse effect on the business or operations in such state.

               (v)    Officer's Certificate.  An officer's certificate dated as
                      ---------------------
          of the Closing Date substantially in the form of Schedule 5.1(g)(v)
                                                           ------------------
          with appropriate insertions and attachments.

          (h)  Priority of Liens.  The Administrative Agent shall have received
               -----------------
     satisfactory evidence that (i) the Administrative Agent, on behalf of the Lenders, holds a perfected, first priority Lien on all Collateral (subject only to Permitted Liens) and (ii) none of the Collateral is subject to any other Liens other than Permitted Liens.

          (i)  Officer's Certificates.  The Administrative Agent shall have
               ----------------------
     received a certificate or certificates executed by an Executive Officer of the Borrower as of the Closing Date, in form and substance satisfactory to the Administrative Agent, stating that (A) each Credit Party is in compliance with all existing financial obligations, (B) all governmental, shareholder and third party consents and approvals, if any, necessary with respect to the Credit Documents and the transactions contemplated thereby have been obtained, (C) no action, suit, investigation or proceeding is pending or to such Executive Officer's knowledge threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Credit Party or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could have a Material Adverse Effect, and (D) immediately after giving effect to the initial Loans made and Letters of Credit issued on the Closing Date,
     (i) no Default or Event of Default exists, (ii) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects and (iii) the Credit Parties are in pro forma compliance with each of the financial covenants set forth in Section
     7.11 (assuming for purposes hereof that such financial covenants were measured as of, and for the 12-month period ending on, the most recent month's end and attaching detailed calculations demonstrating such pro forma compliance).

          (j)  Solvency Certificate.  The Administrative Agent shall have
               --------------------
     received a certificate executed by an Executive Officer of the Borrower as of the Closing Date, in form and substance satisfactory to the Administrative Agent, regarding the financial condition, solvency and related matters of each of the Credit Parties.

          (k)  Borrowing Base Certificate.  Receipt by the Administrative Agent
               --------------------------
     of a Borrowing Base Certificate dated as of the most recent month-end available, in form and substance satisfactory to the Administrative Agent and certified by the chief financial officer of the Borrower to be true and correct as of the date thereof.

          (l)  Crescent Credit Facility.  Receipt by the Administrative Agent of
               ------------------------
     confirmation of establishment of the $125 million revolving credit facility pursuant to the Crescent Credit Agreement.

          (m)  Corporate Structure.  Receipt by the Administrative Agent of the
               -------------------
     corporate capital and ownership structure of the members of the Consolidated Group.

          (n)  Field Audit.  Completion of a field audit by representatives of
               -----------
     the Administrative Agent of the accounts receivable, inventory, accounts payable, and accounting controls and systems of the members of the Friedman's Consolidated Group with results and findings acceptable to the Administrative Agent.

          (o)  Fees and Expenses.  Payment by the Credit Parties of all fees and
               -----------------
     expenses owed by them to the Lenders and the Administrative Agent, including, without limitation, payment to the Administrative Agent of the fees set forth in the Administrative Agent's Fee Letter and payment of any fees to the Documentation Agent.

     5.2  Conditions to all Extensions of Credit.
          --------------------------------------

     The obligation of each Lender to make any Loan or of the Issuing Lender to issue any Letter of Credit hereunder (including the initial Extension of Credit to be made hereunder) is subject to the satisfaction of the following conditions precedent on the date of making such Extension of Credit:

          (a)  Representations and Warranties.  The representations and
               ------------------------------
     warranties made by the Credit Parties herein and in the other Credit Documents or which are contained in any certificate furnished at any time under or in connection herewith shall be true and correct in all material respects on and as of the date of such Extension of Credit as if made on and as of such date (except for those which expressly relate to an earlier date and except for changes expressly permitted therein or as expressly contemplated herein).

          (b)  No Default or Event of Default.  No Default or Event of Default
               ------------------------------
     shall have occurred and be continuing on such date or after giving effect to the Extension of Credit to be made on such date unless such Default or Event of Default shall have been waived in accordance with this Credit Agreement.

          (c)  Additional Conditions to Revolving Loans.  If a Revolving Loan is
               ----------------------------------------
     requested pursuant to Sections 2.1 and 2.2, all conditions set forth in
     Section 2 shall have been satisfied.

          (d)  Additional Conditions to Letters of Credit.  If the issuance of a
               ------------------------------------------
     Letter of Credit is requested pursuant to Sections 2.1 and 2.2, all conditions set forth in Section 2 shall have been satisfied.

          (e)  Additional Conditions to Swingline Loans.  If a Swingline Loan is
               ----------------------------------------
     requested pursuant to Sections 2.1 and 2.2, all conditions set forth in
     Section 2 shall have been satisfied.

     Each request for an Extension of Credit (including Continuations and Conversions) and each acceptance by the Borrower of an Extension of Credit (including Continuations and Conversions) shall be deemed to constitute a representation and warranty by the Borrower as of the date of such Extension of Credit that the applicable conditions in paragraphs (a) and (b), and in (c), (d) or (e) of this subsection have been satisfied.


                                   SECTION 6

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     To induce the Lenders to enter into this Credit Agreement and to make the Extensions of Credit hereunder, each of the Credit Parties hereby represents and warrants to the Administrative Agent and to each Lender that:

     6.1  Financial Condition.
          -------------------

     Each of the financial statements described below (copies of which have heretofore been provided to the Administrative Agent for distribution to the Lenders) have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby, are complete and correct in all material respects and present fairly the financial condition (including disclosure of all material liabilities, contingent or otherwise) and results from operations of the entities and for the periods specified, subject in the case of interim company-prepared statements to normal year-end adjustments and the absence of footnotes:

          (i) audited consolidated balance sheets for the Borrower and its subsidiaries dated as of September 30, 1997 and September 30, 1998, together with related audited consolidated statements of income and cash flows for the fiscal years then ending, certified by Ernst & Young LLP, certified public accountants;

          (ii) company-prepared consolidated balance sheets for the Borrower and its subsidiaries as of June 30, 1999, together with related consolidated statements of income and cash flows for the fiscal quarter then ending; and

          (iii) after the Closing Date, the annual and quarterly financial statements provided in accordance with Section 7.1(a) and (b).

     6.2  No Changes or Restricted Payments.
          ---------------------------------

     Except as set forth on Schedule 6.2, since the date of the most-recent
                                     ---
annual audited financial statements referenced in Section 6.1(i),

          (i) for the period to the Closing Date, except as previously disclosed in writing to the Administrative Agent and the Lenders, (A) there have been no material sales, transfers or other dispositions of any material part of the business or property of the members of the Consolidated Group, nor have there been any material purchases or other acquisitions of any business or property (including the Capital Stock of any other person) by the members of the Consolidated Group, which are not reflected in the annual audited or company-prepared quarterly financial statements referenced in Section 6.1(i) and (ii) hereof, and (B) no Restricted Payments have been declared or paid by members of the Consolidated Group; and

          (ii) there has been no circumstance, development or event relating to or affecting the members of the Consolidated Group which has had or could reasonably be expected to have a Material Adverse Effect.

     6.3  Organization; Existence; Compliance with Law.
          --------------------------------------------

     Each of the members of the Consolidated Group (a) is duly organized, validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has the corporate or other necessary power and authority, and the legal right to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not, in the aggregate, have a Material Adverse Effect, and (d) is in compliance with all Requirements of Law (including, without limitation, Regulation Z), except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

     6.4  Power; Authorization; Enforceable Obligations.
          ---------------------------------------------

     Each of the Credit Parties has the corporate or other necessary power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate or other action to authorize the execution, delivery and performance by it of the Credit Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with acceptance of Extensions of Credit or the making of the guaranties hereunder or with the execution, delivery or performance of any Credit Documents by the Credit Parties (other than those which have been obtained, such filings as are required by the Securities and Exchange Commission and to fulfill other reporting requirements with Governmental Authorities) or with the validity or enforceability of any Credit Document against the Credit Parties (except such filings as are necessary in connection with the perfection of the Liens created by such Credit Documents). Each Credit Document to which it is a party constitutes a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     6.5  No Legal Bar.
          ------------

     The execution, delivery and performance of the Credit Documents, the borrowings hereunder and the use of the Extensions of Credit will not violate any Requirement of Law or any Contractual Obligation of any member of the Consolidated Group (except those as to which waivers or consents have been obtained), and will not result in, or require, the creation or imposition of any Lien on any of its respective properties or revenues pursuant to any Requirement of Law or Contractual Obligation other than the Liens arising under or contemplated in connection with the Credit Documents and other than Permitted Liens. No member of the Consolidated Group is in default under or with respect to any of its Contractual Obligations in any respect which would reasonably be expected to have a Material Adverse Effect.

     6.6  No Material Litigation and Disputes.
          -----------------------------------

          (a) No claim, litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Credit Parties, threatened by or against, any members of the Consolidated Group or against any of their respective properties or revenues which (i) relate to the Credit Documents or any of the transactions contemplated hereby or thereby or (ii) would reasonably be expected to have a Material Adverse Effect. Set forth on Schedule 6.6 is a
                                                               ------------
     summary of all claims, litigation, investigations and proceedings pending or, to the best knowledge of the Credit Parties, threatened by or against the members of the Consolidated Group or against any of their respective properties or revenues as of the Closing Date, which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

          (b) No default exists and, to the best knowledge of the Credit Parties, no default has been asserted, under any Contractual Obligations to which any members of the Consolidated Group are party which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

     6.7  No Defaults.
          -----------

     No Default or Event of Default has occurred and is continuing.

     6.8  Ownership and Operation of Property.
          -----------------------------------

     Each of the members of the Consolidated Group (i) has good record and marketable title to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other material property, and none of such property is subject to any Lien, except for Permitted Liens, and (ii) has obtained all material licenses, permits, franchises or other certifications, consents, approvals and authorizations, governmental or private, necessary to the ownership of its Property and to the conduct of its business.

     6.9  Intellectual Property.
          ---------------------

     Each of the members of the Consolidated Group owns, or has the legal right to use, all United States trademarks, tradenames, copyrights, patents, technology, know-how and processes, if any, necessary for each of them to conduct its business as currently conducted (the "Intellectual Property") except
                                                  ---------------------
for those the failure to own or have such legal right to use would not be reasonably expected to have a Material Adverse Effect. No claim has been asserted in writing to the Borrower or any other members of the Consolidated Group and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, and the use of such Intellectual Property by the members of the Consolidated Group does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, would not be reasonably expected to have a Material Adverse Effect.

     6.10  No Burdensome Restrictions.
           --------------------------

     No Requirement of Law or Contractual Obligation of the members of the Consolidated Group would be reasonably expected to have a Material Adverse Effect.

     6.11  Taxes.
           -----

     Each of the members of the Consolidated Group has filed or caused to be filed all income tax returns (federal, state, local and foreign) and all other material tax returns which are required to be filed and has paid (i) all amounts shown therein to be due (including interest and penalties) and (ii) all other material taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing, except for such taxes which are not yet delinquent or as are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established unless the failure to make any such payment could give rise to an immediate right to foreclose on a Lien securing such amounts. No tax claim or assessment has been asserted against members of the Consolidated Group which if adversely determined would reasonably be expected to have a Material Adverse Effect.

     6.12  ERISA.
           -----

     Except as would not reasonably be expected to have a Material Adverse
Effect:

          (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no ERISA Event has occurred, and, to the best knowledge of the Credit Parties, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Internal Revenue Code, whether or not waived, has occurred with respect to any Plan; (iii) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Internal Revenue Code, and any other applicable federal or state laws; and (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

          (b) The actuarial present value of all "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA), whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, in accordance with Financial Accounting Standards Board Statement 87, utilizing the actuarial assumptions used in such Plan's most recent actuarial valuation report), did not exceed as of such valuation date the fair market value of the assets of such Plan.

          (c) No member of the Consolidated Group has incurred, or, to the best knowledge of the Credit Parties, could be reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. No member of the Consolidated Group would become subject to withdrawal liability under ERISA if any member of the Consolidated Group were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No member of the Consolidated Group has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of the Credit Parties, reasonably expected to be in reorganization, insolvent, or terminated.

          (d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject any member of the Consolidated Group to liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Internal Revenue Code, or under any agreement or other instrument pursuant to which any member of the Consolidated Group has agreed or is required to indemnify any person against any such liability.

          (e) No member of the Consolidated Group has liability with respect to "expected post-retirement benefit obligations" within the meaning of the Financial Accounting Standards Board Statement 106. Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Internal Revenue Code apply has been administered in compliance in all material respects of such sections.

          (f) Neither the execution and delivery of this Credit Agreement nor the consummation of the financing transactions contemplated thereunder will involve any transaction which is subject to the prohibitions of Sections 404, 406 or 407 of ERISA by reason of the identity of the Borrower and members of the Consolidated Group or in connection with which a tax could be imposed on the Borrower or any member of the Consolidated Group pursuant to Section 4975 of the Internal Revenue Code. The representation by the Credit Parties in the preceding sentence is made in reliance upon and subject to the accuracy of the Lenders' representation in Section 11.15 with respect to their source of funds and is subject, in the event that the source of the funds used by the Lenders in connection with this transaction is an insurance company's general asset account, to the application of Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35,925 (1995), compliance with Section 401(b)(2) of ERISA or the regulations issued under
     Section 401(c)(1)(A) of ERISA, or the issuance of any other prohibited transaction exemption or similar relief, to the effect that assets in an insurance company's general asset account do not constitute assets of an "employee benefit plan" within the meaning of Section 3(3) of ERISA of a "plan" within the meaning of Section 4975(e)(1) of the Internal Revenue Code.

          (g) No ERISA Affiliate that is not a member of the Consolidated Group has incurred, or to the best knowledge of the Credit Parties, could reasonably be expected to incur, any liability under ERISA, the Code or otherwise in relation to any ERISA Affiliate Plan that would have a Material Adverse Effect.

     6.13  Governmental Regulations, Etc.
           -----------------------------

          (a) No part of the proceeds of the Extensions of Credit hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U. No indebtedness being reduced or retired out of the proceeds of the Extensions of Credit hereunder was or will be incurred for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or any "margin security" within the meaning of Regulation T. "Margin stock" within the meanings of Regulation U does not constitute more than 25% of the value of the consolidated assets of the Borrower and its Subsidiaries. None of the transactions contemplated by this Credit Agreement (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or regulations issued pursuant thereto, or Regulation T, U or X.

          (b) None of the members of the Consolidated Group is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940, each as amended. In addition, none of the members of the Consolidated Group is (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by such a company, or (ii) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     6.14  Subsidiaries.
           ------------

     Set forth on Schedule 6.14 are all the Subsidiaries of the Borrower as of
                  -------------
the Closing Date, including the jurisdiction of organization, classes of Capital Stock (including options, warrants, rights of subscription, conversion and exchangeability and other similar rights), ownership and ownership percentages thereof. The outstanding shares of Capital Stock shown have been validly issued, fully paid and are non-assessable and owned free of Liens other than Permitted Liens. The outstanding shares of Capital Stock shown are not the subject of buy-sell, voting trust or other shareholder agreement except as identified on
Schedule 6.14.
-------------

     6.15  Purpose of Extensions of Credit.
           -------------------------------

     The Loans will be used by the Borrower solely to (i) refinance certain existing Funded Debt of the Borrower and (ii) finance working capital and other general corporate purposes of the Borrower and its Subsidiaries.

     6.16  Environmental Matters.
           ---------------------

     Except as would not reasonably be expected to have a Material Adverse
Effect:

          (a) Each of the facilities and properties owned, leased or operated by the members of the Consolidated Group (the "Subject Properties") and all
                                                 ------------------
     operations at the Subject Properties are in compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to the Subject Properties or the businesses operated by the members of the Consolidated Group (the "Businesses"), and there are no conditions
                                     ----------
     relating to the Businesses or Subject Properties that could give rise to liability under any applicable Environmental Laws.

          (b) None of the Subject Properties contains, or to the Borrower's knowledge has previously contained, any Materials of Environmental Concern at, on or under the Subject Properties in amounts or concentrations that constitute or constituted a violation of, or could give rise to liability under, Environmental Laws.

          (c) None of the members of the Consolidated Group has received any written notice of, or written inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Subject Properties or the Businesses, nor does any member of the Consolidated Group have knowledge or reason to believe that any such notice will be received or is being threatened.

          (d) Materials of Environmental Concern have not been transported or disposed of from the Subject Properties, or generated, treated, stored or disposed of at, on or under any of the Subject Properties or any other location, in each case by or on behalf any members of the Consolidated Group in violation of, or in a manner that would be reasonably likely to give rise to liability under, any applicable Environmental Law.

          (e) No judicial proceeding or governmental or administrative action is pending or, to the best knowledge of any Credit Party, threatened, under any Environmental Law to which any member of the Consolidated Group is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any member of the Consolidated Group, the Subject Properties or the Businesses.

          (f) There has been no release or, threat of release of Materials of Environmental Concern at or from the Subject Properties, or arising from or related to the operations (including, without limitation, disposal) of any member of the Consolidated Group in connection with the Subject Properties or otherwise in connection with the Businesses, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

     6.17  Year 2000 Compliance.
           --------------------

     The Borrower has (i) initiated a review and assessment of all material areas within its and each of its Subsidiaries' business and operations (including those affected by key suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer
                           -----------------
applications used by the Borrower or any of its Subsidiaries (or key suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. Based on the foregoing, the Borrower believes that all computer applications (including those of its key suppliers, vendors and customers) that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after

January 1, 2000 (that is, be "Year 2000 Compliant"), except to the extent that a
                              -------------------
failure to do so could not reasonably be expected to have a Material Adverse Effect.

     6.18  No Material Misstatements.
           -------------------------

     None of the information, reports, financial statements, exhibits or schedules, taken as a whole, furnished by or on behalf of any member of the Consolidated Group to the Administrative Agent or any Lender in connection with the negotiation of the Credit Documents or included therein or delivered pursuant thereto contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were, are or will be made, not materially misleading, provided that to the
                                                      --------
extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, each of the Credit Parties represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information, report, financial statement, exhibit or schedule.

     6.19  Labor Matters.
           -------------

     Except as set forth in Schedule 6.19 as of the Closing Date,
                            -------------

                (i) There are no strikes or lockouts against any members of the Consolidated Group pending or, to the best knowledge of the Credit Parties, threatened;

                (ii) the hours worked by and payments made to employees of the Consolidated Group have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, local or foreign law dealing with such matters in any case where a Material Adverse Effect would reasonably be expected to occur as a result of the violation thereof;

                (iii) all payments due from members of the Consolidated Group, or for which any claim may be made against a member of the Consolidated Group, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the respective members of the Consolidated Group; and

                (iv) none of the members of the Consolidated Group is party to a collective bargaining agreement.

     6.20  Security Documents.
           ------------------

           (a)  Security Agreement.  The Security Agreement is effective to
                ------------------
     create in favor of the Administrative Agent, for the ratable benefit of the holders of the Secured Obligations identified therein, a legal valid and enforceable security interest in the Collateral (as defined in the Security Agreement) owned by the Credit Parties and, when financing statements in appropriate form are filed in the appropriate offices for the locations specified in Schedule 2 to the Security Agreement, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral that may be perfected by filing, recording or registering a financing statement under the Uniform Commercial Code as in effect, in each case prior and superior in right to any other Lien on any Collateral other than Permitted Liens.

           (b)  Pledge Agreement.  The Pledge Agreement is effective to create
                ----------------
     in favor of the Administrative Agent, for the ratable benefit of the holders of the Secured Obligations identified therein, a legal valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and, when such Collateral is delivered to the Administrative Agent or financing statements filed, as applicable, the Pledge Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgors thereunder in such Collateral, in each case prior and superior in right to any other Lien.

     6.21  Location of Real Property and Leased Premises.
           ---------------------------------------------

     Set forth on Schedule 6.21(a) is a complete and correct list of all real
                  ----------------
property located in the United States and owned or leased by any member of the Consolidated Group with street address and state where located. Set forth on
Schedule 6.21(b) is a list of all locations where any tangible personal property
----------------
of any member of the Consolidated Group is located, including street address and state where located. Set forth on Schedule 6.21(c) is the chief executive
                                   ----------------
office and principal place of business of each member of the Consolidated Group. The information contained in the foregoing Schedules will be updated by notice of the Borrower to the Administrative Agent.

     6.22  Solvency.
           --------

     Immediately after giving effect to each Extension of Credit made on or after the Closing Date, (i) the fair value of the assets of each Credit Party will exceed its debts and liabilities, subordinated, contingent or otherwise;
(ii) the present fair saleable value of the property of each Credit Party will be greater than the amount that will be required to pay the probably liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and mature; and (iii) each Credit Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Closing Date.

                                   SECTION 7

                             AFFIRMATIVE COVENANTS
                             ---------------------

     Each Credit Party hereby covenants and agrees that so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other Credit Document shall remain outstanding or any Letter of Credit is outstanding, and until all of the Commitments hereunder shall have terminated:

     7.1  Information Covenants.
          ---------------------

     The Credit Parties will furnish, or cause to be furnished, to the Administrative Agent and each of the Lenders:

           (a)  Annual Financial Statements.  As soon as available, and in any
                ---------------------------
     event within 90 days after the close of each fiscal year of the members of the Consolidated Group, a consolidated balance sheet and income statement of the members of the Consolidated Group as of the end of such fiscal year, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal year, in each case setting forth in comparative form consolidated figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified as to the status of the members of the Consolidated Group as a going concern or any other material qualifications or exceptions.

           (b)  Quarterly Financial Statements.  As soon as available, and in
                ------------------------------
     any event within 45 days after the close of each fiscal quarter of the members of the Consolidated Group (other than the fourth fiscal quarter, in which case 50 days after the end thereof), a consolidated balance sheet, income statement and statements of cash flows for such fiscal quarter, in each case setting forth in comparative form consolidated figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Administrative Agent, and accompanied by a certificate of an Executive Officer of the Borrower to the effect that such quarterly financial statements fairly present in all material respects the financial condition of the members of the Consolidated Group and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments and the absence of footnotes.

           (c)  Officer's Certificate.  At the time of delivery of the financial
                ---------------------
     statements provided for in Sections 7.1(a) and 7.1(b) above, a certificate of an Executive Officer of the Borrower substantially in the form of
     Schedule 7.1(c), (i) demonstrating compliance with the financial covenants
     ---------------
     contained in Section 7.11 by calculation thereof as of the end of each such fiscal period and (ii) stating that no Default or Event of Default exists, or if any Default or

     Event of Default does exist, specifying the nature and extent thereof and what action the Credit Parties propose to take with respect thereto.

           (d)  Borrowing Base Certificate.  As soon as available but in any
                --------------------------
     event within 15 days after the end of each calendar month or on a more frequent basis as requested, a statement of the Borrowing Base and its components as of the end of the immediately preceding month (or such other more frequent period), in form and content satisfactory to the Administrative Agent and certified by the chief financial officer or treasurer of the Borrower to be true and correct as of the date thereof (the "Borrowing Base Certificate").
           --------------------------

           (e)  Annual Business Plan and Budgets.  Within 30 days after the end
                --------------------------------
     of each fiscal year of the Borrower, beginning with the fiscal year ending September 30, 2000, an annual business plan and budget of the members of the Consolidated Group containing, among other things, pro forma financial statements for the next fiscal year.

           (f)  Collateral Reports.  Within 20 days after the end of each
                ------------------
     calendar month, in form and detail reasonably satisfactory to the Administrative Agent, (i) an aging of the accounts receivable of the Credit Parties, together with a reconciliation to the previous month's aging of the accounts receivable of the Credit Parties and to their respective general ledgers, (ii) inventory reports by category, with additional detail showing additions to and deletions from the inventory, together with a reconciliation to the general ledger and (iii) with the delivery of each of the foregoing, a certificate of the Borrower executed by the chief financial officer or treasurer thereof certifying as to the accuracy and completeness of the foregoing. If any of the records of the Credit Parties or reports of the Collateral are prepared by an accounting service or other agent, the Credit Parties hereby authorize such service or agent to deliver such records, reports, and related documents to the Administrative Agent, for distribution to the Lenders.

           (g)  Auditor's Reports.  Promptly upon receipt thereof, a copy of any
                -----------------
     other report or "management letter" submitted by independent accountants to any member of the Consolidated Group in connection with any annual, interim or special audit of the books of such Person.

           (h)  Consumer Credit Policies.  Concurrently with delivery of the
                ------------------------
     quarterly company-prepared financial statements under subsection (b) hereof, the Credit Parties will provide written notice to the Administrative Agent of material changes or modifications in their consumer credit policies and practices, together with a written explanation, in substance and detail reasonably satisfactory to the Administrative Agent, of such changes or modifications to such consumer credit policies or practices.

           (i)  Investment Banking Fees.  Advance notice to the Administrative
                -----------------------
     Agent of all investment banking fees in excess of $250,000 payable by the members of the Friedman's Consolidated Group in connection with any single transaction, together with a certification from the Borrower that after giving effect thereto no Default or Event of Default shall exist on a Pro Forma Basis.

           (j)  Reports.  Promptly upon transmission or receipt thereof, (i)
                -------
     copies of any filings and registrations with, and reports to or from, the Securities and Exchange Commission, or any successor agency (excluding any exhibits thereto and any registration statements filed on Form S-8), and copies of all financial statements, proxy statements, notices and reports as any member of the Consolidated Group shall send to its stockholders or to a holder of any Indebtedness owed by any member of the Consolidated Group in its capacity as such a holder and (ii) upon the request of the Administrative Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters.

           (k)  Notices.  Upon any Executive Officer of a Credit Party obtaining
                -------
     actual knowledge thereof, the Credit Parties will give written notice to the Administrative Agent immediately of (i) the occurrence of an event or condition consisting of a Default or Event of Default, specifying the nature and existence thereof and what action the Credit Parties propose to take with respect thereto, and (ii) the occurrence of any of the following with respect to any member of the Consolidated Group (A) the pendency or commencement of any litigation, arbitral or governmental proceeding against such Person which if adversely determined would reasonably be expected to have a Material Adverse Effect or (B) the institution of any proceedings against such Person with respect to, or the receipt of notice by such Person of potential liability or responsibility for violation, or alleged violation of any federal, state or local law, rule or regulation, including but not limited to, Environmental Laws, the violation of which could have a Material Adverse Effect.

           (l)  ERISA.  Upon any Executive Officer of a Credit Party obtaining
                -----
     knowledge thereof, the Credit Parties will give written notice to the Administrative Agent promptly (and in any event within five Business Days) of: (i) any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Credit Parties or any ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which any member of the Consolidated Group or any ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Internal Revenue Code with respect thereto; or (iv) any change in the funding status of any Plan that could have a Material Adverse Effect, together with a description of any such event or condition or a copy of any such notice and a statement by an Executive Officer of the Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Credit Parties with respect thereto. Promptly upon request, the Credit Parties shall furnish the Administrative Agent and the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form

     5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Internal Revenue Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

           (m)  Other Information.  With reasonable promptness upon any such
                -----------------
     request, such other information regarding the business, properties or financial condition of any member of the Consolidated Group as the Administrative Agent or the Required Lenders may reasonably request.

     7.2  Preservation of Existence and Franchises.
          ----------------------------------------

     Except as a result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section 8.4 or Section 8.5, each Credit Party will, and will cause each of its Subsidiaries to, do all things necessary to preserve and keep in full force and effect its existence and all material rights, franchises and authority.

     7.3  Books and Records.
          -----------------

     Each Credit Party will, and will cause each of its Subsidiaries to, keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves).

     7.4  Compliance with Law.
          -------------------

     Each Credit Party will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its Property if noncompliance with any such law, rule, regulation, order or restriction could have a Material Adverse Effect.

     7.5  Payment of Taxes and Other Indebtedness.
          ---------------------------------------

     Each Credit Party will, and will cause each of its Subsidiaries to, pay and discharge (a) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties, and (c) except as prohibited hereunder, all of its other Indebtedness as it shall become due; provided, however, that no member of the
                                     --------  -------
Consolidated Group shall be required to pay any such tax, assessment, charge, levy, claim or Indebtedness which is being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established, unless the failure to make any such payment (i) could give rise to an immediate right to foreclose on a Lien securing such amounts or (ii) could have a Material Adverse Effect.

     7.6  Insurance.
          ---------

           (a) Each Credit Party will, and will cause each of its Subsidiaries to, at all times maintain in full force and effect insurance (including worker's compensation insurance, liability insurance, casualty insurance and business interruption insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice (or as otherwise required by the Collateral Documents). The Administrative Agent shall be named as loss payee or mortgagee, as its interest may appear, and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Administrative Agent, that it will give the Administrative Agent ten (10) days prior written notice before any such policy or policies shall be altered or canceled, and that no act or default of any member of the Consolidated Group or any other Person shall affect the rights of the Administrative Agent or the Lenders under such policy or policies. The present insurance coverage of the members of the Consolidated Group is outlined as to carrier, policy number, expiration date, type and amount on Schedule 7.6.
               ------------

           (b) The proceeds from insurance received from the theft, loss, physical destruction or damage, taking or similar event shall be used either to repair, replace or reinvest in the same or similar assets or to prepay the Loans and Obligations hereunder.

     7.7  Maintenance of Property.
          -----------------------

     Each Credit Party will, and will cause each of its Subsidiaries to, maintain and preserve its properties and equipment material to the conduct of its business in good repair, working order and condition, normal wear and tear and casualty and condemnation excepted, and will make, or cause to be made, in such properties and equipment from time to time all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses, except, as to any of the foregoing activities, where the activities are not otherwise prohibited hereunder.

     7.8  Performance of Obligations.
          --------------------------

     Each Credit Party will, and will cause each of its Subsidiaries to, perform in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements and other debt instruments to which it is a party or by which it is bound except to the extent that the failure to do so will not result in a Material Adverse Effect.

     7.9  Use of Proceeds.
          ---------------

     The Borrower will use the proceeds of Extensions of Credit solely for the purposes set forth in Section 6.15.

     7.10  Audits/Inspections.
           ------------------

     Upon reasonable notice and during normal business hours, each Credit Party will, and will cause each of its Subsidiaries to, permit representatives appointed by the Administrative Agent, including, without limitation, independent accountants, agents, attorneys, and appraisers to visit and inspect its property, including its books and records, its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Administrative Agent or its representatives to investigate and verify the accuracy of information provided to the Lenders and to discuss all such matters with the officers, employees and representatives of such Person. The Credit Parties agree that the Administrative Agent, and its representatives, may conduct periodic audits of the Collateral. The cost of such inspections and audits shall be at the expense of the Administrative Agent and the Lenders or at the expense of the Borrower's as provided in the Security Agreement. Lenders, and their representatives, may accompany the Administrative Agent and its representatives on any such inspection or audit at their own expense.

     7.11  Financial Covenants.
           -------------------

           (a)  Consolidated Leverage Ratio.  As of the end of each fiscal
                ---------------------------
     quarter, the Consolidated Leverage Ratio shall be not greater than 3.0:1.0.

           (b)  Consolidated Net Worth.  At all times, Consolidated Net Worth
                ----------------------
     shall be not less than the sum of (i) $180 million, plus (ii) as of the end of each fiscal quarter to occur after the Closing Date, an amount equal to fifty percent (50%) of Consolidated Net Income (but not less than zero) for such fiscal quarter, such increases to be cumulative, plus (iii) an amount equal to seventy-five percent (75%) of net proceeds from Equity Transactions occurring after the Closing Date.

           (c)  Consolidated Fixed Charge Coverage Ratio.  As of the end of each
                ----------------------------------------
     fiscal quarter, the Consolidated Fixed Charge Coverage Ratio shall be not less than 2.0:1.0.

     7.12  Additional Guarantors.
           ---------------------

     Where Domestic Subsidiaries of the Borrower which are not Credit Parties hereunder (the "Non-Guarantor Subsidiaries") shall at any time constitute more
                --------------------------
than the following (the "Threshold Requirement"):
                         ---------------------

           (i) in any instance for any such Non-Guarantor Subsidiary, five percent (5%) of consolidated revenues for the Friedman's Consolidated Group; or

           (ii) in the aggregate for all such Non-Guarantor Subsidiaries, ten percent (10%) of consolidated revenues for the Friedman's Consolidated Group;

then the Borrower shall promptly, but in any event within thirty (30) days, (i) notify the Administrative Agent thereof, (ii) cause such Domestic Subsidiary or Domestic Subsidiaries to

(A) become a Guarantor by execution of a Joinder Agreement, such that immediately after the joinder of the new Domestic Subsidiaries as Guarantors, the remaining Non-Guarantor Subsidiaries shall not, individually or collectively, exceed the Threshold Requirement, (B) pledge and deliver to the Administrative Agent certificates representing one hundred percent (100%) of the issued and outstanding capital stock of the joining Domestic Subsidiaries, together with undated stock powers signed in blank, and (C) deliver to the Administrative Agent such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, certified resolutions and other organizational and authorizing documents of such Person, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and the perfection of the Administrative Agent's liens thereunder) and other items of the types required to be delivered pursuant to
Section 5.1(e), all in form, content and scope reasonably satisfactory to the Administrative Agent.

     7.13  Pledged Assets.
           --------------

     Each Credit Party will cause all of its inventory and accounts receivable (and related general intangibles) located in the United States other than Excluded Property to be subject at all times to first priority, perfected Liens in favor of the Administrative Agent to secure the Loans and obligations owing hereunder and under the other Credit Documents pursuant to the terms and conditions of the Collateral Documents or, with respect to any such property acquired subsequent to the Closing Date, such other additional security documents as the Administrative Agent shall reasonably request, subject in any case to Permitted Liens. Without limiting the generality of the above, the Credit Parties will cause 100% of the issued and outstanding Capital Stock of each Domestic Subsidiary to be subject at all times to a first priority, perfected Lien to secure the Loans and obligations owing hereunder and under the other Credit Documents pursuant to the terms and conditions of the Collateral Documents or such other security documents as the Administrative Agent shall reasonably request.

     If, subsequent to the Closing Date, a Credit Party shall acquire any Capital Stock, accounts receivable, inventory or general intangibles related thereto required to be pledged to the Administrative Agent as Collateral hereunder or under any of the Collateral Documents, the Credit Parties shall promptly notify the Administrative Agent of same. Each Credit Party shall, and shall cause each of its Subsidiaries to, take such action (including but not limited to the actions set forth in Sections 5.1(d)) at its own expense as requested by the Administrative Agent to ensure that the Administrative Agent has a first priority perfected Lien to secure the Loans and obligations owing hereunder and under the other Credit Documents in all Collateral, subject only to Permitted Liens. Each Credit Party shall, and shall cause each of its Subsidiaries to, adhere to the covenants regarding the location of personal property as set forth in the Security Agreement.

     7.14  Year 2000 Compliance.
           --------------------

     The Credit Parties will promptly notify the Administrative Agent in the event any Credit Party discovers or determines that any computer application (including those of its key suppliers, vendors and customers) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

     7.15  Additional Reporting and Collateral Requirements.
           ------------------------------------------------

     At any time after the occurrence of a Friedman's Trigger Event, the Credit Parties will, promptly upon demand of the Administrative Agent or the Required Lenders, (i) deliver to the Administrative Agent if requested, (A) Borrowing Base Certificates on a more frequent basis than provided in Section 7.1 hereof and (B) such additional reports or information as requested by the Administrative Agent, including, but not limited to, accounts aging reports and inventory reports and (ii) comply with the provisions of the Security Agreement which are triggered upon the occurrence of any of the foregoing events.


                                   SECTION 8

                               NEGATIVE COVENANTS
                               ------------------

     Each Credit Party hereby covenants and agrees that so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other Credit Document shall remain outstanding or any Letter of Credit is outstanding, and until all of the Commitments hereunder shall have terminated:

     8.1  Indebtedness.
          ------------

     The Credit Parties will not permit any member of the Consolidated Group to contract, create, incur, assume or permit to exist any Indebtedness, except:

           (a) Indebtedness existing or arising under this Credit Agreement or the other Credit Documents;

           (b) Indebtedness of the Borrower and its Subsidiaries set forth on
     Schedule 8.1, and renewals, refinancings and extensions thereof on terms
     ------------
     and conditions which, taken as a whole, are no less favorable to such Person than such existing Indebtedness;

           (c) purchase money Indebtedness (including for purposes hereof obligations in respect of Capital Leases or Synthetic Leases) hereafter incurred by the Borrower or any of its Subsidiaries to finance the purchase of fixed assets and any refinancing thereof; provided that (i) the total of
                                                  --------
     all such Indebtedness for the Borrower and its Subsidiaries taken together shall not exceed an aggregate principal amount of $5,000,000 at any one time outstanding; (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (iii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

           (d) obligations of the Borrower or any of its Subsidiaries owing under interest rate, commodities and foreign currency exchange protection agreements entered into in the ordinary course of business to manage existing or anticipated risks and not for speculative purposes;

           (e) unsecured intercompany Indebtedness owing by a member of the Consolidated Group to another member of the Consolidated Group (subject, however, to the limitations of Section 8.6 in the case of the member of the Consolidated Group extending the loan, advance or credit);

           (f) Indebtedness in the form of a holdback note or deferral of a portion of the purchase price (including earn-out payments) in connection with a Permitted Acquisition in an amount not to exceed twenty-five percent (25%) of the purchase price of such Acquisition;

           (g) Indebtedness of the Borrower and its Subsidiaries incurred to finance the acquisition or construction of a new distribution center or a new corporate headquarters building in an aggregate outstanding principal amount of up to $5,000,000 at any time;

           (h) Indebtedness assumed or acquired in connection with a Permitted Acquisition in an amount not to exceed $1,000,000 at any time outstanding so long as such Indebtedness was not incurred in contemplation of such Permitted Acquisition;

           (i) obligations in respect of performance bonds and completion guarantees provided by the Borrower or its Subsidiaries in the ordinary course of business in respect of (i) members of the Friedman's Consolidated Group and (ii) members of the Crescent Consolidated Group;

           (j) other unsecured Indebtedness of the Borrower and its Domestic Subsidiaries in an aggregate outstanding principal amount of up to $5,000,000 at any time;

           (k) Support Obligations given by members of the Consolidated Group with respect to Indebtedness permitted under the foregoing clauses of this
     Section 8.1;

           (l) guaranty obligations of the Borrower and its Subsidiaries in respect of the loans and obligations owing under the Crescent Credit Agreement and the other Credit Documents relating thereto;

           (m) local lines of credit in favor of Foreign Subsidiaries in an aggregate amount not to exceed $1,000,000 at any time outstanding; and

           (n) guaranty obligations of the Borrower and its Subsidiaries of local lines of credit in favor of Foreign Subsidiaries to the extent permitted under clause (xii) of the definition of "Permitted Investments".

     8.2  Liens.
          -----

     The Credit Parties will not permit any member of the Consolidated Group to contract, create, incur, assume or permit to exist any Lien with respect to any of its Property, whether now owned or after acquired, except for Permitted Liens.

     8.3  Nature of Business.
          ------------------

     The Credit Parties will not permit any member of the Consolidated Group to substantively alter the character or conduct of the business conducted by such Person as of the Closing Date and any business ancillary or complimentary thereto.

     8.4  Merger and Consolidation, Dissolution and Acquisitions.
          ------------------------------------------------------

           (a) No member of the Consolidated Group will enter into any transaction of merger or consolidation, except that

                 (i) a Domestic Credit Party may be party to a transaction of merger or consolidation with another Domestic Credit Party, provided
                                                                       --------
           that if the Borrower is a party to such transaction, it shall be the surviving entity;

                 (ii) a Foreign Subsidiary may be party to a transaction of merger or consolidation with a Subsidiary of the Borrower, provided
                                                            --------
           that (A) if a Domestic Subsidiary is a party thereto, it shall be the surviving entity and if, after giving effect to such transaction, such Domestic Subsidiary is not already a Credit Party, it shall execute and deliver such joinder and pledge agreements as may be necessary for compliance with the provisions of Sections 7.12 and 7.13, and (B) if another Foreign Subsidiary is the other party thereto, the surviving entity shall be a Foreign Subsidiary and the Borrower and its Subsidiaries shall be in compliance with the pledge requirements of Sections 7.12 and 7.13;

                 (iii) a Domestic Subsidiary of the Borrower may be a party to a transaction of merger of consolidation with a Person other than a member of the Consolidated Group, provided that (A) the surviving
                                             --------
           entity shall be a Domestic Subsidiary of the Borrower and, if required, shall execute and deliver such joinder and pledge agreements as may be necessary for compliance with the provisions of Sections 7.12 and 7.13, (B) no Default or Event of Default shall exist immediately after giving effect thereto, and (C) the transaction shall otherwise constitute a Permitted Acquisition;

                 (iv) a Subsidiary of the Borrower may enter into a transaction of merger or consolidation in connection with an Asset Disposition permitted under Section 8.5.

           (b) No member of the Consolidated Group, other than a Wholly Owned Subsidiary of the Borrower (and then only if no Material Adverse Effect shall result on account thereof), may dissolve, liquidate or wind up its affairs.

           (c) No member of the Consolidated Group shall make any Acquisition, unless:

                 (i) in the case of an acquisition of Capital Stock of another Person, after giving effect to such acquisition,

                       (A) if the acquisition is not of a controlling interest in the subject Person such that after giving effect thereto the subject Person will not be a Subsidiary, then the acquisition constitutes a Permitted Investment; and

                       (B) if the acquisition is of a controlling interest in the subject Person such that after giving effect thereto the subject Person will be a Subsidiary, then the Acquisition constitutes a Permitted Acquisition;

                 (ii) in the case of an acquisition of all or any substantial portion of the Property (other than Capital Stock) of another Person, then such Acquisition constitutes a Permitted Acquisition.

     8.5  Asset Dispositions.
          ------------------

     The Credit Parties will not permit any member of the Consolidated Group to make any Asset Disposition (including, without limitation, any Sale and Leaseback Transaction), unless

                 (i) the sale, lease or other disposition is to a member of the Friedman's Consolidated Group;

                 (ii) such Asset Disposition is in connection with the closing of store locations in the ordinary course of business;

                 (iii) such Asset Disposition is the result of theft, loss, physical destruction or damage, taking or similar event with respect to the assets subject to such Asset Disposition and the proceeds from insurance resulting from such Asset Disposition are used to repair, replace or reinvest in the same or similar assets; or

                 (iv) in all other cases, (A) at least seventy-five percent (75%) of the consideration paid therefor shall consist of cash and Cash Equivalents, (B) if the subject transaction involves Capital Stock of a Subsidiary, the subject transaction is of a controlling interest in such Subsidiary, (C) the aggregate net book value of all assets sold, leased or otherwise disposed of shall not exceed $5,000,000 in any fiscal year, (D) no Default or Event of Default shall exist immediately after giving effect thereto, and (E) the Borrower shall have demonstrated compliance with the financial covenants hereunder on a Pro Forma Basis after giving effect to the disposition and shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate (including reaffirmation of the representations and warranties hereunder as of such date before and after giving effect to such transaction) in connection therewith.

     The Administrative Agent will promptly deliver to the Borrower upon request, at the Borrower's expense, such release documentation (including delivery of applicable stock certificates) as may be reasonably requested to give effect to the release of subject assets from the security interests securing the obligations hereunder in connection with Asset Dispositions permitted hereunder.

     8.6  Investments.
          -----------

     The Credit Parties will not permit any member of the Consolidated Group to make or permit to exist Investments in or to any Person, except for Permitted Investments.

     8.7  Restricted Payments.
          -------------------

     The Credit Parties will not make, or permit any member of the Consolidated Group to make, any Restricted Payment, unless no Default or Event of Default shall exist immediately prior to giving effect thereto or immediately thereafter after giving effect thereto on a Pro Forma Basis.

     8.8  Modifications and Payments in respect of Other Funded Debt.
          ----------------------------------------------------------

     None of the members of the Consolidated Group will

           (a) After the issuance thereof, amend or modify (or permit the amendment or modification of) the terms of any Subordinated Debt in a manner adverse to the interests of the Lenders (including specifically any amendment of the terms of subordination, shortening any maturity or average life to maturity or requiring any payment sooner than previously scheduled or increasing the interest rate or fees applicable thereto) or in a manner prohibited by the subordination provisions thereof; or

           (b) Make any prepayment, redemption, defeasance or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), or refund, refinance or exchange of any Funded Debt (other than the Indebtedness under the Credit Documents and intercompany Indebtedness permitted hereunder) other than regularly scheduled payments of principal and interest on such Funded Debt, except in connection with a refinancing or refunding permitted hereunder.

     8.9  Transactions with Affiliates.
          ----------------------------

     The Credit Parties will not permit any member of the Consolidated Group to enter into or permit to exist any transaction or series of transactions with any officer, director, shareholder,

Subsidiary or Affiliate of such Person other than (a) advances of working capital to any member of the Friedman's Consolidated Group, (b) transfers of cash and assets to any member of the Friedman's Consolidated Group, (c) transactions permitted by Section 8.1, Section 8.4, Section 8.5, Section 8.6, or
Section 8.7, (d) normal compensation and reimbursement of expenses of officers and directors, (e) the transactions described on Schedule 8.9, and (f) except as
                                                 ------------
otherwise specifically limited in this Credit Agreement, other transactions which are entered into on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms-length transaction with a Person other than an officer, director, shareholder, Subsidiary or Affiliate.

     8.10  Fiscal Year; Organizational Documents.
           -------------------------------------

     The Credit Parties will not permit any member of the Consolidated Group to amend, modify or change its certificate of incorporation (or corporate charter or other similar organizational document) or bylaws (or other similar document) without the prior written consent of the Required Lenders which consent shall not be unreasonably withheld.

     8.11  Ownership of Subsidiaries.
           -------------------------

     Notwithstanding any other provisions of this Credit Agreement to the contrary, the Credit Parties will not permit any member of the Consolidated Group to (i) permit any Person (other than the Borrower or any Wholly Owned Subsidiary of the Borrower) to own any Capital Stock of any Subsidiary of the Borrower, except (A) to qualify directors where required by applicable law or to satisfy other requirements of applicable law with respect to the ownership of Capital Stock of Foreign Subsidiaries or (B) as a result of or in connection with a dissolution, merger, consolidation or disposition of a Subsidiary permitted under Section 8.4 or Section 8.5, (ii) permit any Subsidiary of the Borrower to issue any shares of preferred Capital Stock or (iii) permit, create, incur, assume or suffer to exist any Lien on any Capital Stock of any Subsidiary of the Borrower, except for Permitted Liens.

     8.12  No Further Negative Pledges.
           ---------------------------

     The Credit Parties will not permit any member of the Consolidated Group to enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for any obligation if security is given for any other obligation, except (i) pursuant to or as otherwise expressly permitted under this Credit Agreement and the other Credit Documents and (ii) pursuant to the terms of any purchase money Indebtedness permitted by Section 8.1(c) to the extent such limitations relate only to the property which is the subject of such financing.

     8.13  Limitation on Management Fees.
           -----------------------------

     The Credit Parties will not permit members of the Friedman's Consolidated Group to pay management or consulting fees (exclusive of investment banking fees payable in connection with capital raising, debt placement or other financial transactions which are dealt with under Section 7.1(h) hereof) to any Affiliates (including, without limitation, Morgan Schiff and its Affiliates) in an aggregate amount in excess of $1,000,000 during any fiscal year.


                                   SECTION 9

                               EVENTS OF DEFAULT
                               -----------------

     9.1  Events of Default.
          -----------------

     An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):
                           ----------------

           (a)  Payment.  Any Credit Party shall
                -------

                 (i) default in the payment when due of any principal of any of the Loans or of any reimbursement obligations arising from drawings under Letters of Credit, or

                 (ii) default, and such default shall continue for three (3) or more Business Days, in the payment when due of any interest on the Loans or on any reimbursement obligations arising from drawings under Letters of Credit, or of any Fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith or therewith; or

           (b)  Representations.  Any representation, warranty or statement made
                ---------------
     or deemed to be made by any Credit Party herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was deemed to have been made; or

           (c)  Covenants.  Any Credit Party shall
                ---------

                 (i) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.2, 7.9, 7.11 or
           8.1 through 8.13, inclusive;

                 (ii) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.1(a), (b) (c) or
           (d) and such default shall continue unremedied for a period of at least five (5) Business Days after the earlier of an Executive Officer of a Credit Party becoming aware of such default or notice thereof by the Administrative Agent; or

                 (iii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b), (c)(i) or (c)(ii) of this Section 9.1) contained in this Credit Agreement or any other Credit

           Document and such default shall continue unremedied for a period of at least 30 days after the earlier of an Executive Officer of a Credit Party becoming aware of such default or notice thereof by the Administrative Agent; or

           (d)  Other Credit Documents.  Except as otherwise expressly permitted
                ----------------------
     herein, any Credit Document shall fail to be in full force and effect in all material respects or to give the Administrative Agent and/or the Lenders the Liens, rights, powers and privileges purported to be created thereby in all material respects, or any Credit Party shall so state in writing; or

           (e)  Guaranties.  Except as the result of or in connection with a
                ----------
     dissolution, merger or disposition of a Subsidiary permitted under Section
     8.4 or Section 8.5, the guaranty given by any Guarantor (including any Person which becomes a Guarantor after the Closing Date in accordance with
     Section 7.12) or any provision thereof shall cease to be in full force and effect in all material respects, or any Guarantor (including any Person which becomes a Guarantor after the Closing Date in accordance with Section 7.12) or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty; or

           (f)  Bankruptcy, etc.  Any Bankruptcy Event shall occur with respect
                ---------------
     to any Credit Party; or

           (g)  Defaults in respect of Other Indebtedness.  With respect to any
                -----------------------------------------
     Indebtedness (other than Indebtedness outstanding under this Credit Agreement) in excess of $2,000,000 in the aggregate for the members of the Consolidated Group taken as a whole, (i) any member of the Consolidated Group shall (A) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or (B) the occurrence and continuance of a default in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required), any such Indebtedness to become due prior to its stated maturity; or (ii) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

           (h)  Judgments.  One or more judgments or decrees shall be entered
                ---------
     against one or more of the members of the Consolidated Group involving a liability of $2,000,000 or more in the aggregate (to the extent not paid or fully covered by insurance provided by a carrier who has acknowledged coverage and has the ability to perform) or otherwise having a Material Adverse Effect and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days from the entry thereof; or

           (i)  ERISA.  Any of the following events or conditions, if such event
                -----
     or condition is reasonably likely to involve the imposition of taxes, penalties, and other liabilities against members of the Consolidated Group in an aggregate amount in excess of $2,000,000: (i) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and

     Section 412 of the Internal Revenue Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of any member of the Consolidated Group in favor of the PBGC or a Plan; (ii) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (iii) an ERISA Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in (A) the termination of such Plan for purposes of Title IV of ERISA, or (B) any member of the Consolidated Group incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency (within the meaning of Section 4245 of ERISA) of such Plan; (iv) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code) or breach of fiduciary responsibility shall occur which may subject any member of the Consolidated Group to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Internal Revenue Code, or under any agreement or other instrument pursuant to which any member of the Consolidated Group has agreed or is required to indemnify any person against any such liability; or (v) the occurrence of any event described in the preceding sections (i)-
     (iv) in relation to an ERISA Affiliate Plan, if such event actually results in any member of the Consolidated Group's incurring liability for taxes, penalties or other liabilities in an aggregate amount in excess of $2,000,000; or

           (j)  Ownership.  There shall occur a Change of Control.
                ---------

     9.2  Acceleration; Remedies.
          ----------------------

     Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived by the requisite Lenders (pursuant to the voting requirements of Section 11.6) or cured to the satisfaction of the requisite Lenders (pursuant to the voting procedures in Section 11.6), the Administrative Agent shall, upon the request and direction of the Required Lenders, by written notice to the Credit Parties take any of the following actions:

           (a)  Termination of Commitments.  Declare the Commitments terminated
                --------------------------
     whereupon the Commitments shall be immediately terminated.

           (b)  Acceleration.  Declare the unpaid principal of and any accrued
                ------------
     interest in respect of all Loans, any reimbursement obligations arising from drawings under Letters of Credit and any and all other indebtedness or obligations of any and every kind owing by the Credit Parties to the Administrative Agent and/or any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Credit Parties.

           (c)  Cash Collateral.  Direct the Credit Parties to pay (and the
                ---------------
     Credit Parties agree that upon receipt of such notice, or upon the occurrence of an Event of Default under Section 9.1(f), they will immediately pay) to the Administrative Agent additional cash, to be held by the Administrative Agent, for the benefit of the Lenders, in a cash collateral account as additional security for the LOC Obligations in respect of subsequent drawings under all then outstanding

     Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding.

          (d)  Enforcement of Rights.  Enforce any and all rights and interests
               ---------------------
     created and existing under the Credit Documents including, without limitation, all rights and remedies existing under the Collateral Documents, all rights and remedies against a Guarantor and all rights of set-off.

     Notwithstanding the foregoing, if an Event of Default specified in Section 9.1(f) shall occur with respect to the Borrower, then the Commitments shall automatically terminate and all Loans, all reimbursement obligations arising from drawings under Letters of Credit, all accrued interest in respect thereof, all accrued and unpaid Fees and other indebtedness or obligations owing to the Administrative Agent and/or any of the Lenders hereunder automatically shall immediately become due and payable without the giving of any notice or other action by the Administrative Agent or the Lenders.


                                   SECTION 10

                               AGENCY PROVISIONS
                               -----------------

     10.1  Appointment, Powers and Immunities.
           ----------------------------------

     Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent under this Credit Agreement and the other Credit Documents with such powers and discretion as are specifically delegated to the Administrative Agent by the terms of this Credit Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Each Lender further authorizes and directs the Administrative Agent to execute and deliver releases (or similar agreements) to give effect to the provisions of this Credit Agreement and the other Credit Documents, including specifically, without limitation, the provisions of Section 8.5 hereof. The Administrative Agent (which term as used in this sentence and in Section 10.5 and the first sentence of Section 10.6 shall include its Affiliates and its own and its Affiliates' officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in this Credit Agreement and shall not be a trustee or fiduciary for any Lender; (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Credit Document or any certificate or other document referred to or provided for in, or received by any of them under, any Credit Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Credit Document, or any other document referred to or provided for therein or for any failure by any Credit Party or any other Person to perform any of its obligations thereunder; (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any convenants or agreements by any Credit Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Credit Party or any of its Subsidiaries or Affiliates; (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Credit Document; and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any

Credit Document, except for its own gross negligence or willful misconduct. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

     10.2  Reliance by Administrative Agent.
           --------------------------------

     The Administrative Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Credit Party), independent accountants, and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until the Administrative Agent receives and accepts an Assignment and Acceptance executed in accordance with Section 11.3(b) hereof. As to any matters not expressly provided for by this Credit Agreement, the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided,
                                                                       --------
however, that the Administrative Agent shall not be required to take any action
-------
that exposes the Administrative Agent to personal liability or that is contrary to any Credit Document or applicable law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

     10.3  Defaults.
           --------

     The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Administrative Agent has received written notice from a Lender or a Credit Party specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default or Event of Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 10.2) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders (or such other Lenders as required by Section 11.6), provided that, unless and until the
                                            -------- ----
Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

     10.4  Rights as a Lender.
           ------------------

     With respect to its Commitment and the Loans made by it, Bank of America (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. Bank of America (and any successor acting as Administrative Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Credit Party or any of its Subsidiaries or Affiliates as if it were not acting as Administrative Agent, and Bank of America (and any successor acting as Administrative Agent) and its Affiliates may accept fees and other consideration from any Credit Party or any of its Subsidiaries or Affiliates for services in connection with this Credit Agreement or otherwise without having to account for the same to the Lenders.

     10.5  Indemnification.
           ---------------

     The Lenders agree to indemnify the Administrative Agent (to the extent not reimbursed under Section 11.5 hereof, but without limiting the obligations of the Credit Parties under Section 11.5) ratably (in accordance with their respective Revolving Commitments (or, if the Revolving Commitments have been terminated, the outstanding Revolving Loans, Swingline Loans and Participation Interests in Letters of Credit and Swingline Loan (including the Participation Interests of the Issuing Lender in Letters of Credit and the Participation Interests of the Swingline Lender in Swingline Loans)) for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent (including by any Lender) in any way relating to or arising out of any Credit Document or the transactions contemplated thereby or any action taken or omitted by the Administrative Agent under any Credit Document; provided that no Lender shall be liable for any of the foregoing to the extent
--------
they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any costs or expenses payable by the Credit Parties under Section 11.5, to the extent that the Administrative Agent is not promptly reimbursed for such costs and expenses by the Credit Parties. The agreements in this Section 10.5 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

     10.6  Non-Reliance on Administrative Agent and Other Lenders.
           ------------------------------------------------------

     Each Lender agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Credit Parties and their Subsidiaries and decision to enter into this Credit Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Credit Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Credit Party or any of its Subsidiaries or Affiliates that may come into the possession of the Administrative Agent or any of its Affiliates.

     10.7  Successor Administrative Agent.
           ------------------------------

     The Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Credit Parties. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a commercial bank organized under the laws of the United States having combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

     10.8  Appointment of Collateral Agent.
           -------------------------------

     The Lenders hereby appoint, authorize and direct Bank of America, N.A., its successors and assigns in such capacity, to act as collateral agent under the Collateral Documents (in such capacity, the "Collateral Agent") with such powers
                                             ----------------
and discretion as are specifically delegated to the Collateral Agent by the terms thereof, together with such other powers as are reasonably incidental thereto. The Lenders further agree that the Collateral Agent shall be entitled to the same rights, privileges, powers, immunities and indemnification provided to the Administrative Agent under this Section 10 to the same extent as provided to the Administrative Agent.

     10.9  Documentation Agent.
           -------------------

     The Documentation Agent, in its capacity as such, shall have no rights, powers, duties, liabilities, fiduciary relationships or obligations under this Credit Agreement or any of the other Credit Documents.

                                  SECTION 11

                                 MISCELLANEOUS
                                 -------------

     11.1  Notices.
           -------

     Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set out below, (c) the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address, in the case of the Credit Parties and the Administrative Agent, set forth below, and, in the case of the Lenders, set forth on Schedule 11.1, or at such other address as such party may specify by
         -------------
written notice to the other parties hereto:

     if to any Credit Party:

           Friedman's Inc.
           4 West State Street
           Savannah, Georgia  31401
           Attn:  Victor Sughia
           Telephone:  (912) 231-6606
           Telecopy:  (912) 234-1031

     with a copy to:

           Alston & Bird LLP
           1201 West Peachtree Street
           Atlanta, Georgia  30309
           Attn:  Mark F. McElreath
           Telephone:  (404) 881-7378
           Telecopy:  (404) 881-4777

     if to the Administrative Agent:

           Bank of America, N.A.
           101 N. Tryon Street
           Independence Center, 15th Floor
           NC1-001-15-04
           Charlotte, North Carolina  28255
           Attn:   Angela Berry
                   Agency Services
           Telephone:  (704) 386-8958
           Telecopy:   (704) 388-9436
     with a copy to:

           Bank of America, N.A.
           600 Peachtree Street, NE
           19th Floor
           Atlanta, Georgia  30308-2214
           Attn:  Walter Bland
           Telephone:  (404) 607-5861
           Telecopy:  (404) 607-6343

     and

           Bank of America, N.A.
           901 Main Street, 6th Floor
           Dallas, Texas  75202-3714
           Attn:  Jim Casper
           Telephone:  (214) 209-0401
           Telecopy:  (214) 209-3501

     11.2  Right of Set-Off; Adjustments.
           -----------------------------

     Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its affiliates) to or for the credit or the account of any Credit Party against any and all of the obligations of such Person now or hereafter existing under this Credit Agreement, under the Notes, under any other Credit Document or otherwise, irrespective of whether such Lender shall have made any demand under hereunder or thereunder and although such obligations may be unmatured. Each Lender agrees promptly to notify any affected Credit Party after any such set-off and application made by such Lender; provided, however, that the failure to
                                         --------  -------
give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 11.2 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

     11.3  Benefit of Agreement.
           --------------------

           (a) This Credit Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that none of the Credit Parties may assign or
                         --------
     transfer any of its interests and obligations without prior written consent of each of the Lenders; provided further that the rights of each Lender to
                             -------- -------
     transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth in this Section 11.3.

           (b) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including, without limitation, all or a portion of its Loans, its Notes, and its Commitment); provided, however, that
                          --------  -------

                 (i)    each such assignment shall be to an Eligible Assignee;

                 (ii) except in the case of an assignment to another Lender, an Affiliate of an existing Lender or any fund that invests in bank loans and is advised or managed by an investment advisor to an existing Lender or an assignment of all of a Lender's rights and obligations under this Credit Agreement, any such partial assignment shall be in an amount at least equal to $5,000,000 (or, if less, the remaining amount of the Commitment being assigned by such Lender) or an integral multiple of $1,000,000 in excess thereof;

                 (iii) any such assignment shall be of a constant, not varying, percentage of all of the Obligations and Commitments hereunder and of the Obligations and Commitments under the Crescent Credit Agreement; and

                 (iv) the parties to such assignment shall execute and deliver to the Administrative Agent for its acceptance an Assignment and Acceptance in the form of Schedule 11.3(b) hereto, together with any
                                     ----------------
           Note subject to such assignment and a processing fee of $3,500.

     Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Credit Agreement. Upon the consummation of any assignment pursuant to this
     Section 11.3(b), the assignor, the Administrative Agent and the Credit Parties shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not a United States person under Section 6701(a)(30) of the Internal Revenue Code, it shall deliver to the Credit Parties and the Administrative Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 3.11.

           (c) The Administrative Agent shall maintain at its address referred to in Section 11.1 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The
                                                         --------
     entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Credit Parties, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Credit Parties or any Lender at any reasonable time and from time to time upon reasonable prior notice. Any assignment of any loan, commitment, interest or obligation hereunder or under the other Credit Documents shall be effective only upon an entry with respect thereto being made in the Register.

           (d) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Schedule 11.3(b) hereto, (i) accept such Assignment and Acceptance,
             ----------------
     (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

           (e) Each Lender may sell participations to one or more Persons in all or a portion of its rights, obligations or rights and obligations under this Credit Agreement (including all or a portion of its Commitment or its Loans); provided, however, that (i) such Lender's obligations under this
             --------  -------
     Credit Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in Sections 3.7 through 3.12, inclusive, (but only to the extent of the Lender selling such participation) and the right of set-off contained in Section 11.2 (upon exercise of such right of set-off, such exercising participant shall notify the Borrower), and (iv) the Credit Parties shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement, and such Lender shall retain the sole right to enforce the obligations of the Credit Parties relating to the obligations of the Borrower and the Guarantors hereunder or in connection herewith owing to such Lender and to approve any amendment, modification, or waiver of any provision of this Credit Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Notes, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Notes, or extending its Commitment).

           (f) Notwithstanding any other provision set forth in this Credit Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

           (g) Any Lender may furnish any information concerning the members of the Consolidated Group in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 11.14 hereof.

     11.4  No Waiver; Remedies Cumulative.
           ------------------------------

     No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Administrative Agent or any Lender and any of the Credit Parties shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle the Credit Parties to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

     11.5  Expenses; Indemnification.
           -------------------------

           (a) The Credit Parties jointly and severally agree to pay on demand all reasonable costs and expenses of the Administrative Agent actually incurred in connection with the syndication, preparation, execution, delivery, administration, modification, and amendment of this Credit Agreement, the other Credit Documents, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Documents. The Credit Parties further jointly and severally agree to pay on demand all reasonable costs and expenses of the Administrative Agent and the Lenders, if any (including, without limitation, reasonable attorneys' fees and expenses and the cost of internal counsel), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Credit Documents and the other documents to be delivered thereunder. In addition, the Credit Parties agree to permit the Administrative Agent to perform inventory and accounts receivable field audits for members of the Consolidated Group at the Borrower's expense, provided that unless an Event of Default shall have occurred and be continuing, the payment and reimbursement obligations of the Credit Parties hereunder shall be limited to one such field audit in each calendar year or if a Friedman's Trigger Event has occurred, four such field audits per calendar year.

           (b) The Credit Parties jointly and severally agree to indemnify and hold harmless the Administrative Agent and each Lender and each of their Affiliates and their respective officers, directors, employees, agents, and advisors (each, an "Indemnified Party") from and against any and all
                         -----------------
     claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees actually incurred) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Credit Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans, except (a) to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct, or
     (b) to the extent such claim, damage, loss, liability, cost or expense arises solely by or results solely from a dispute among the Lenders or a dispute between any Lender and the Administrative Agent, or (c) to the extent such claim, damage, loss, liability, cost or expense results from a breach of contract by such Indemnified Party with respect to the Credit Documents. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 11.5 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any of the Credit Parties, their respective directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Credit Parties agree not to assert any claim against the Administrative Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys, agents, and advisors, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Credit Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans.

           (c) Without prejudice to the survival of any other agreement of the Credit Parties hereunder, the agreements and obligations of the Credit Parties contained in this Section 11.5 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

     11.6  Amendments, Waivers and Consents.
           --------------------------------

     Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, the Required Lenders and the Borrower, provided, however, that:
          --------  -------

           (a) without the consent of each Lender affected thereby, neither this Credit Agreement nor any other Credit Document may be amended to

                 (i) extend the final maturity of any Loan or of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit,

                 (ii) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or Fees hereunder,

                 (iii) reduce or waive the principal amount of any Loan or of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit,

                 (iv) increase the Commitment of a Lender over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender),

                 (v) except as the result of or in connection with an Asset Disposition permitted by Section 8.5 or otherwise expressly permitted under the Collateral Documents, release any Collateral having a book value exceeding $1,500,000,

                 (vi) except as the result of or in connection with a dissolution, merger or disposition of a member of the Consolidated Group permitted under Section 8.4, release the Borrower or any other Credit Party from its obligations under the Credit Documents,

                 (vii)  amend, modify or waive any provision of this Section
          11.6 or Section 3.6, 3.7, 3.8, 3.9, 3.10, 3.11, 3.12, 3.13, 3.14,
          3.15, 9.1(a), 11.2, 11.3, 11.5 or 11.9,

                 (viii) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders, or

                 (ix) consent to the assignment or transfer by the Borrower or any other Credit Party of any of its rights and obligations under (or in respect of) the Credit Documents except as permitted thereby;

           (b) without the consent of the Administrative Agent, no provision of
     Section 10 may be amended;

           (c) without the consent of the Issuing Lender, no provision of
     Section 2.2(a)(ii) or 2.6 may be amended; and

           (d) the advance rate percentages against Eligible Receivables and Eligible Inventory comprising the Borrowing Base may be adjusted downward by the Administrative Agent in its good faith discretion (and thereafter readjusted upward by the Administrative Agent in its good faith discretion to rates not in excess of the original advance rates) without the prior consent of, or notice to, the Credit Parties or the other Lenders.

Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

     11.7  Counterparts.
           ------------

     This Credit Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Credit Agreement to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Credit Agreement shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.

     11.8  Headings.
           --------

     The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

     11.9  Survival.
           --------

     All indemnities set forth herein, including, without limitation, in Section 2.6(h), 3.11, 3.12, 10.5 or 11.5, shall survive the execution and delivery of this Credit Agreement, the making of the Loans, the issuance of the Letters of Credit, the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder, and all representations and warranties made by the Credit Parties herein shall survive delivery of the Notes and the making of the Loans hereunder.

     11.10  Governing Law; Submission to Jurisdiction; Venue.
            ------------------------------------------------

           (a) THIS CREDIT AGREEMENT AND, UNLESS OTHERWISE EXPRESSLY PROVIDED THEREIN, THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the State or Federal courts located in Charlotte, North Carolina, and, by execution and delivery of this Credit Agreement, each of the parties hereto hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each of the parties hereto further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 11.1, such service to become effective three (3) days after such mailing. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any party hereto in any other jurisdiction.

           (b) Each of the parties hereto hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

           (c) TO THE EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     11.11  Severability.
            ------------

     If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

     11.12  Entirety.
            --------

     This Credit Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

     11.13  Binding Effect; Termination.
            ---------------------------

           (a) This Credit Agreement shall become effective at such time on or after the Closing Date when it shall have been executed by each Credit Party and the Administrative Agent, and the Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of each Credit Party, the Administrative Agent and each Lender and their respective successors and assigns.

           (b) The term of this Credit Agreement shall be until no Loans, LOC Obligations or any other amounts payable hereunder or under any of the other Credit Documents shall remain outstanding, no Letters of Credit shall be outstanding, all of the Loans and obligations owing hereunder and under the other Credit Documents have been irrevocably satisfied in full and all of the Commitments hereunder shall have expired or been terminated.

     11.14  Confidentiality.
            ---------------

     The Administrative Agent and each Lender (each, a "Lending Party") agrees
                                                        -------------
to keep confidential any information furnished or made available to it by the Credit Parties pursuant to this Credit Agreement that is marked confidential; provided that nothing herein shall prevent any
--------

Lending Party from disclosing such information (a) to any other Lending Party or any Affiliate of any Lending Party, or any officer, director, employee, agent, or advisor of any Lending Party or Affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any law, rule, or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Credit Agreement, (g) in connection with any litigation to which such Lending Party or any of its Affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Credit Agreement or any other Credit Document, (i) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender, (j) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty (i) has been approved in writing by the Borrower and (ii) agrees in a writing enforceable by the Borrower to be bound by the provisions of this Section 11.14) and (k) subject to provisions substantially similar to those contained in this Section 11.14, to any actual or proposed participant or assignee.

     11.15  Source of Funds.
            ---------------

     Each of the Lenders hereby represents and warrants to the Borrower that each of the following statements are and will, throughout the term of this Credit Agreement, remain an accurate representation as to the source of funds to be used by such Lender in connection with the financing hereunder:

           (a) (i) no part of such funds constitutes assets allocated to any separate account maintained by such Lender in which any employee benefit plan (or its related trust) has any interest, or (ii) to the extent that any part of such funds constitutes assets allocated to any separate account maintained by such Lender, such Lender has disclosed to the Borrower the name of each employee benefit plan whose assets in such account exceed the limits imposed by Prohibited Transaction Class Exemption 90-1 as of the date of such purchase (and, for purposes of this clause (ii), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan and each party-in-interest with respect to such plan);

           (b) to the extent that any part of such funds constitutes assets of an insurance company's general account, the assets of the general account do not constitute plan assets because the general account complies with
     Section 401(b)(2) or Section 401(c)(1)(A) of ERISA (and the regulations, including proposed regulations, thereunder), or the insurance company complies with Prohibited Transaction Class Exemption 95-60 as to such general account; and

           (c) to the extent that any part of such funds constitute assets of one or more specific benefit plans such Lender has identified in writing to the Borrower the name of each such benefit plan and each party-in-interest with respect to such plan.

As used in this Section 11.15, the terms "employee benefit plan" , "party-in-interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

     11.16  Conflict.
            --------

     To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of any Credit Document, on the other hand, this Credit Agreement shall control.



                           [Signature Page to Follow]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                             FRIEDMAN'S INC.,
--------
                                      a Delaware corporation

                                      By: /s/ Victor M. Suglia
                                          --------------------------
                                      Name:  Victor M. Suglia
                                      Title: Senior Vice President,
                                             Chief Financial Officer,
                                             Treasurer, and Secretary

                           [Signature Pages Continue]

LENDERS:                              BANK OF AMERICA, N.A.,
-------                               individually in its capacity as a
                                      Lender and in its capacity as
                                      Administrative Agent

                                      By:
                                          --------------------------
                                      Name:
                                      Title:

                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      individually in its capacity as a
                                      Lender and in its capacity as
                                      Documentation Agent

                                      By:
                                          --------------------------
                                      Name:
                                      Title: